UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09094

Leuthold Funds, Inc.
(Exact name of registrant as specified in charter)

150 South Fifth Street, Suite 1700, Minneapolis, MN 55402
(Address of principal executive offices) (Zip code)

John Mueller
Leuthold Weeden Capital Management
150 South Fifth Street, Suite 1700, Minneapolis, MN 55402
(Name and address of agent for service)

612-332-9141
Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period:  September 30, 2021

Item 1. Reports to Stockholders.

(a)

Annual Report

September 30, 2021

LEUTHOLD FUNDS

Leuthold Core Investment Fund

Retail Class Shares    LCORX

Institutional Class Shares    LCRIX

Leuthold Global Fund

Retail Class Shares    GLBLX

Institutional Class Shares    GLBIX

Leuthold Select Industries Fund

LSLTX

Grizzly Short Fund

GRZZX

Leuthold Core ETF

LCR

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this annual report is accurate or complete. Any representation to the contrary is a criminal offense. An investment in the Funds is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Inside Cover - blank

Leuthold Funds

Leuthold Funds

Dear Leuthold Fund Shareholders:

It isn’t “fleeting” nor “passing.” It’s not “momentary” or “temporary.” Ephemeral? No. It’s “transitory.” Yesteryear’s catchphrase, “unprecedented,” is long forgotten.

Today’s inflation stint will certainly prove “transitory.” The word transitory is effectively meaningless. Afterall, our time on earth will be transitory, and so too will the current stock market hysteria.

By early August, “Team Transitory” (aka the Fed) could point to the 60-bps1 drop in bond yields as confirmation that bond investors considered the inflation backdrop as merely benign. Typically, we’d place our trust in the message from bond investors over that of the Fed; unfortunately, the Fed itself is now the largest incremental investor in the bond market. One should therefore view the “message of the market” with less reverence than before.

The bond market’s refusal to acknowledge this summer’s deteriorating inflation readings also served to bolster the consensus view that inflation troubles would be transitory. Pundits trotted out the familiar axioms: “The bond market is always right,” and “The bond market knows best.” But, when there’s a systematic, price-insensitive buyer (aka Team Transitory) guzzling up $120 billion in Treasuries per month, do bonds still “know best?”

For today’s cyclical setting, inflation is already “too high,” and, as the economy recovers, equity investors will be less and less tolerant of rising prices.

The Last Twelve Months’ Market Action

From October through December 2020, equity markets soared to new heights led by SMID2-caps, high beta, and value stocks; election risks had subsided, and the vaccine roll-out boosted market sentiment. The reflation theme became more established as interest rates broke out of their previous trading range and the dollar weakened significantly. Reopening-economy beneficiaries were big winners, Energy and Financial stocks staged substantial turnarounds, and Materials and Industrials continued a healthy upward track. Meanwhile, the defensive areas of Consumer Staples, Real Estate, and Utilities underperformed.

Stocks extended their strong rally through the first quarter of 2021. The January moves in heavily shorted micro-caps were more bizarre than anything we saw in the wildest days of the Tech Bubble. An observer on Reddit noted, “In all my six days of trading, I have never seen anything like this.”

The reflation theme also persisted in early 2021. Interest rates jumped 70 bps and the dollar strengthened on the back of better economic performance. With the reopening theme becoming more established, equity leadership favored small-cap value stocks, while growth and momentum-style equities trailed by a generous amount.

Energy and Financials maintained their robust reversals. Industrials and Materials were the next-best performers. Defensive sectors were again the “has-beens,” but this time they were accompanied by 2020’s best performers: Information Technology and Consumer Discretionary.

The equity rally stretched through the second quarter. Underneath the surface, though, large-caps regained momentum and SMID-cap stocks retreated to the downside. Value stocks became laggards, and growth sharply rebounded as bond yields rolled over—falling 30 bps from April through June. Despite red-hot inflation numbers, the reflation theme saw a significant turnaround, too, as a hawkish surprise from the Fed lowered inflation expectations.

[1]	Basis Points (bps) is a performance measure. One basis point (1 bps) is equivalent to 0.01%.
[2]	SMID-caps is a common industry abbreviation for “Small- and Mid-cap” stocks.

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Following its rough start to 2021, Info Tech resumed its 2020 trend as a top performer, and Energy sustained its forceful U-turn. Conversely, several sectors that did well the first three months of 2021 saw dramatic rollovers, including Industrials, Financials, and Materials; some of the most defensive sectors were also underperformers.

The stock market contagion was swallowing up more and more professionals as gains intensified. Sell-side strategists trolled the bears in a more acerbic fashion than we could ever recall, and Morningstar eliminated its “Bear Market Fund” category.

U.S. stocks continued to melt up during the summer, although less broadly than in the summer of 2020. July through September had mixed results among stock market segments. Mid- and small-caps’ poor showing in July got even uglier when volatility struck everything in September. The global tightening trend was well underway, and the Fed was sending a clear signal to start tapering.

Fears of stagflation re-emerged as a global energy crisis took place amid weakening economic data. Additionally, supply chain constraints, concerns about contagion from China’s Evergrande debacle, and the recurring debt ceiling nightmare prompted investors to reduce risk. As a result, large-cap growth stocks outdid their smaller and cheaper counterparts, albeit with a diminished advantage.

Back in January, while the rest of the world couldn’t wait for 2020 to end, we imagined that investors, at least, might be sorry to see it go—especially the passive-equity crowd. At the time, we believed that we had perhaps just witnessed the most powerful ever, single-year reinforcement of the “buy-and-hold” mantra. The 200-day “report card” flaunted the best initial gain of all post-war bulls, but it came at a price: Investor sentiment was above the levels seen at the same point in all past bull markets. And then there were valuations, which were higher than every prior bull-market peak, except for Y2K.

Stocks have been able to shrug off the worsening inflation picture all year, but in the months ahead, the market will likely confront lingering high inflation and the tapering of the Fed’s bond purchases. It isn’t easy to envision stocks making significant headway in that environment—but we’ve been wrong before. Compounding that is the likelihood the equity market’s stellar performance has contributed to the inflationary problems in many sectors of the economy.

Equity investors, and even tactical managers, now face a more challenging long-term opportunity-set than what existed near the top of the Tech Bubble. In 1999 and 2000, gutsy equity managers had choices outside of the valuation risks concentrated among the mega-caps. That’s not possible today—it seems like nearly everything is overvalued on an absolute basis.

In the manufacturing economy, bottlenecks have reached levels that have historically been troublesome for stocks. Tactical investors, meanwhile, are confronted with this broadly expensive equity market along with fixed income alternatives that are highly unappealing from an absolute return point of view. No wonder some investors feel compelled to dabble in crypto!

From a calendar perspective, the U.S. economic recovery and bull market are very young. Yet, ironically, there are an astounding array of readings that resemble “late-cycle” conditions, both on Main Street and Wall Street. At year-end 2020, we said it was a full-blown mania, and the bull’s relative “youth” didn’t make it “safer” to climb aboard.

Fast forward through September 2021, the twelve-month stock market gains for every primary benchmark of every equity style and size category have exploded—not imploded. Now, based on three dozen measures of cap-weighted and “median” equity valuations, we believe U.S. stocks are the most expensive on record.

We were indeed wrong with our early-year expectation that the market would need to flush out the excesses and firm up the health of its underlying fundamentals. Thankfully, we have always championed the advice and values adhered to by the founder of our firm:

“All is for naught if we should lose our flexibility, our ability to admit we can be wrong.”

~ Steve Leuthold

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ANNUAL PERFORMANCE REVIEW

TACTICAL ASSET ALLOCATION—DOMESTIC & GLOBAL MUTUAL FUNDS

The Leuthold Core (Core) Investment Fund and Leuthold Global (Global) Fund began the 2020-2021 fiscal year with a neutral view on the prospects for stocks (net exposure of 51%). However, the scores among our technical indicators got worse in late-October 2020, which pushed our quantitative analysis to a negative stance. With the impending presidential election, there was a lot of “noise” in the mix, so our response to the downgrade was a conservative, equity hedge increase of 2% in each Fund.

As the election fatigue dissipated, the negative signal was overturned, and the 2% addition to the equity hedge was reversed. Compounded with market action, this resulted in equity exposure shifting upward to 56%. In hindsight, our model’s temporary dip to negative was ill-timed, but both Funds recovered and moved sharply higher in November, delivering strong performance—both from stocks and bonds.

During the rest of the fiscal year (FY) through September 2021, the average net equity exposure in the Core Fund was about 54%. With foreign-traded stock valuations looking much more appealing, the Global Fund had a bit heavier net equity level of 56%.

For the twelve months through September 2021, the Core Fund’s retail share class posted a +16.44% total return. Its peer category, Morningstar Tactical Allocation average, outperformed by 268 basis points (bps) with a +19.12% total return. The Fund also lagged the fully invested S&P 500 benchmark’s +30.00% total return by 45%. The performance gap with the S&P 500 equates to the Core Fund’s 46% lower exposure to equities.

The Global Fund retail share class ended September 2021 with a FY total return of +18.01%. Performance about matched its peer-fund category, the Morningstar World Allocation average (+18.07% total return). The fully invested MSCI ACWI had a total return of +27.44%. The Global Fund’s average net exposure during the year was 44% less than the benchmark, yet the Fund trailed by a smaller 34%. This indicates that underlying Global Fund holdings were more profitable, which narrowed the performance disparity brought about by the Fund’s lower stock allocation.

Leuthold Core & Global Tactical Funds’ Long Equity Exposure

Traditional long-stock investments comprised a FY monthly average of 61% and 64%, respectively, in the Core and Global Funds. While U.S.-stock indexes repeatedly soared to ever-greater, new record highs throughout the fiscal year, the MSCI ACWI (+27.44%) nearly kept pace with the S&P 500 (+30.00%). The MSCI Emerging Markets Index had a solid +18.28% return, but the Russell 2000 and S&P 600 SmallCap indices stole the show: +47.68% and +57.64%, respectively.

The Core Fund’s U.S.-traded stocks returned +36.35%; its Emerging Market (EM) equity holding produced +29.01%. The Global Fund’s stocks were up +38.47%. Compared to the benchmarks, the Core Fund’s domestic stocks outdid the S&P 500 by +635 bps, while its EM stocks surpassed the MSCI Emerging Market Index by +1,073 bps. The Global Fund’s equities beat the MSCI ACWI by a substantial +1,103 bps. Each strategy’s specific equity-performance drivers are further detailed below.

Emerging Market Equities—Leuthold Core Investment Fund

We’ve been under-allocated to Emerging Markets (EM) for much of the last decade—we began the FY in the same mode, with EM stocks at a 2.5% portfolio weight. The MSCI EM Index surged nearly +20% in the first three months of our FY (October-December 2020), and our allocation followed suit with a +19% gain.

Leuthold Funds - 2021 Annual Report      3

We were encouraged as EM returns continued to trend higher in early 2021, but our model’s stance progressively faded, and we eliminated the position in May. That decision paid off. The MSCI EM Index reversed to the downside in the third quarter, ending September with a YTD loss of -1.25%. The MSCI EM gain of +18.28% (year-over-year through September) was essentially thanks to the results obtained from the short window between October-December 2020.

The Core Fund’s monthly-average EM weight of just 2.6% for the holding period of October 2020 through May 2021 produced a +29.01% return. Due to the small-scale allocation, its contribution to FY results was negligible.

Looking ahead, based on both the Normalized P/E multiple and Price/Book, there’s plenty of runway for EM stocks just to get back to the midpoint of their 20-year valuation range. Rising commodity prices and a weak dollar help, and we will look to rebuild an EM position as opportunity and disciplines allow.

Tactical Funds’ Equity Hedge

The equity hedge was adjusted in a narrow range throughout the year. There was an average monthly holding of 8% in the Core, and 9% in the Global Fund. This equity hedge detracted from return during the last three months of 2020, as stocks of all sizes and styles shot higher.

From January through September 2021, performance from the equity hedge either matched or improved on the inverse index’s corresponding results. The portfolios’ FY hedge trailed the S&P 500 inverse by -392 bps, but it was noticeably better (+976 bps) than the corresponding S&P 400 MidCap results. When factoring in the portfolio weight, the equity hedge was a drag on the last twelve-months’ results: -296 bps in the Core Fund and -256 bps in the Global Fund.

Tactical Funds’ Fixed Income

Everyone is struggling with allocations to a bond market that seems exceptionally over-priced. The Funds’ FY fixed income allocation of 18-19% was underweight our normal guideline minimum of 30%. Risk/reward prospects continue to be unfavorable, which is why we are keeping the bond duration at the short end of the scale compared to the benchmark.

Associated positions were modest but spread across exposures and risk profiles. Developed Market Sovereign Debt was the largest allocation, but its weight was trimmed with each passing month—beginning near 10% and ending the fiscal year at 7%. The Quality Corporate bond position and MBS bond funds also each gradually declined as the year progressed: Corporates moved from 5-6% a year ago down to 3.8%, on average, as of September 30th; MBS bond funds began the FY at an average weight of 2.6% and closed the year at 0.8%. High Yield bonds were a steady holding all year, at 1.8% on average. EM Sovereign Debt (0.3% weight) and TIPS (2.3%) were introduced in early 2021.

Among the fixed income subsets, High Yield bonds stood apart in terms of absolute return (+10.50% average gain for the Core and Global Funds). Other holdings with lower (but measurable) returns were TIPS (+4.19%) and EM Sovereign Debt (+2.38%). DM Sovereign Debt was a portfolio loser (-4.27%). After incorporating the portfolio weight with the associated performance of each allocation, the collective results had basically zero impact on the Funds’ FY returns.

It’s a pretty good bet that yields are headed higher in the next few years, which is a performance negative for the asset class—and even more so with long-term bonds; this is the reasoning for seeking shorter-duration securities. Despite the challenging environment and scarcity of “income,” bonds play a constructive role on a smaller scale. As more attractive prospects develop and risks are flushed out, we will welcome the occasion to boost the Funds’ yield profiles and rebuild the allocation to our optimal minimum 30%.

4      Leuthold Funds - 2021 Annual Report

Gold

The Funds’ commodities exposure was dedicated exclusively to gold, which carried a steady 4.4% average weight over the last twelve months. In an outstanding period for commodities in general (the Bloomberg Commodity Index is up 30% YTD in 2021), gold is down. This position had solid gains in only two months of the fiscal year, December 2020 and May 2021, where the holding outpaced the S&P 500 (+316 bps and +700 bps, respectively). This gold allocation produced losses in the majority of the other ten months. Overall, it was down a bit more than -700 bps for the year, yet after considering the roughly 4% portfolio weight, it had little drag on return.

Some of the investment demand for gold has been siphoned by cryptocurrencies, but we think crypto is too dependent on a continuing stock market boom. We believe it makes sense to maintain at least some exposure to gold for now, as it offers defense, diversification, and it should profit if the dollar is put under pressure.

LEUTHOLD CORE ETF

The ETF version of the Leuthold Core Investment portfolio simulates the same asset allocation and tactical adjustments. The goal is to provide relatively equivalent returns for those who prefer the features of an ETF to gain exposure to the Core strategy’s “best ideas.”

The Core ETF builds its stock exposure with third-party, equity-sector and industry ETFs to approximate the composition obtained via individual stocks in the mutual fund. In addition, corresponding fixed income, alternatives, and other potential positions, such as asset-class hedges, are also acquired through ETFs with like concentrations to the chosen exposures.

The Core ETF had a +13.59% NAV total return (+13.58% market total return) for the FY ended September 2021, behind the benchmark S&P 500’s +30.00% total return. The variance is mainly due to the Core ETF’s 46% lower stock allocation; the residual deficit is attributed to investment selection.

Core ETF: Performance Drivers

Among conventional equity positions (60% average long-stock exposure), the Technology sector was the largest holding; it began the FY at a 26% weight and closed September 2021 near 24%. The general Tech-sector exposure, which gained +664 bps, was reinforced with a freestanding Semiconductor-specific investment (2.7% average weight) that boosted the overall Technology-related return by another +148 bps. The commingled results were +41 bps additive over the +771 bps of the S&P 500’s Technology sector’s 27% position.

Adding to the tech vibe was the next largest sector position, Communication Services, which contains Wireless & Telecommunication Services, Cable & Satellite, and Interactive & Social Media, among others. At an average portfolio weight of 15%, Communication Services contributed +454 bps. Alternatively, the S&P 500’s 11% position in the sector resulted in a lagging +406 bps.

Diversified Consumer Discretionary exposure of 10% was augmented with industry-specific holdings in Home Construction (4.9% weight), Homebuilders (2.1%), and Retail (1.7%). This aggregated to a total of 19% and provided +518 bps over the benchmark’s +238 bps return (12% weight). As for Consumer Staples, its score slid last fall, and the 10% allocation was eliminated in early 2021. The partial-year investment had a +52 bps return while the S&P 500’s 6% Staples’ position translated to +78 bps.

Leuthold Funds - 2021 Annual Report      5

One year ago, the Core ETF contained an overweight 19% of equity assets in Health Care (via the broad-spectrum Health Care sector, Biotechnology group, and Health Care Providers) versus 13% in the benchmark. In early 2021, our rankings were showing increasing weakness, which prompted a reduction. As of fiscal year-end, Health Care Providers was the only holding still active in the portfolio. The full year’s result from the pooled allocation was +409 bps. The S&P 500 gained +308 bps from its Health Care commitment.

From the broad-sector angle, at the start of the fiscal year, the Core ETF had no commitment to Utilities, Real Estate, Energy, Financials, Industrials, or Materials. The latter three were introduced as the year advanced, with Financials and Materials ending the FY as equity positions around 6% and Industrials at 3%.

At the group level, concentrations in Regional Banking, Brokerages, Metals & Mining, Gold, and Timber heightened the exposure to the Financials and Materials sectors. The three financial-associated vehicles were all profitable with a combined +693 bps. The Materials allocations were mixed—Gold and Timber losses outstripped small gains from both Metals & Mining and the all-embracing sector position, which resulted in a net decline of -15 bps. The largescale Industrials sector was detractive by -11 bps.

Traditional equities were hedged with a security that signified a monthly average weight of about 8%. This component provided inverse stock exposure to lessen volatility and cushion performance during market declines. While this position had a FY loss of -2,558 bps, it was constructive in that it added value over the inverse S&P 500, which would have correlated to a loss in the range of -3,000 bps. When accounting for the small size of the equity hedge, the aggregate result to the fiscal-year return was minimal: -30 bps.

The Core ETF’s central fixed income positions (FY average 15.6% of assets) consisted of Quality Corporate bonds (5.5% average weight), Developed Market Sovereign Debt (3.2%), Treasury Inflation-Protected Securities or “TIPS” (3.1%), High Yield bonds (2.1%), and an MBS allocation (1.7%). International Treasury bonds incorporated another 4% to the mix for the full twelve months.

In June, an 11% position in one- to three-year Treasuries was introduced, which increased fixed income to a 27% weight through September 30th. The Treasuries, however, essentially equated to “cash equivalents” instead of a targeted position for alternate fixed income characteristics or diversification. All in all, the fixed income portfolio had a small twelve-month gain of +109 bps. It did not translate to much of a value-add after incorporating the relative size of the position.

Gold was the dedicated “commodities” allocation. The end goal is to profit from this holding, but its differing character (versus stocks) can provide defense under certain circumstances. Furthermore, should the dollar be put under pressure, gold tends to benefit. In contrast to the last fiscal year, the allocation was a loser on an absolute basis (-707 bps). In relation to its small weight (4.5% average), this component had little sway on fiscal-year return.

LEUTHOLD SELECT INDUSTRIES AND LEUTHOLD GLOBAL INDUSTRIES

Long Equity Exposure—Domestic & Global Strategies

Leuthold Select Industries (SI) Fund and Leuthold Global Industries (GI) strategy are fully invested in the stock market. The approach intends to pivot between industries as economic conditions develop and financial markets evolve. The goal is to identify and capture momentum within groups of stocks (“industries”) inclined to profit mutually from marketplace forces. Alternatively, industries are deactivated from portfolios when our disciplines detect signs of underlying weakness as a leadership chapter fades.

6	Leuthold Funds - 2021 Annual Report

For the fiscal year ended September 2021, the Leuthold SI Fund had a total return of +34.14%, which was +414 bps ahead of the S&P 500 one-year gain of +30.00%. The SI Fund trailed its peer category, Morningstar Mid-Cap Blend average (+38.88% total return), by +474 bps. The Leuthold GI strategy (Global Industries, L.P., net performance) produced a total return of +36.20%, which was substantially better than the MSCI ACWI and the Morningstar World Large-Stock Blend average (+27.44% and +25.83% total returns, respectively).

This top-down methodology aims to identify industry groups that, as an aggregate, are showing strength or appear likely to be leaders based on global trends and the economic setting. The momentum factor heavily influences the quantitative assessment at the industry-group level, whereas valuation is the crucial element behind the stock selection.

Ideally, these strategies endeavor to uncover longer-term trends (one year or more); however, opportunities may have shorter lifespans among highly cyclical groups. Either way, the object is to isolate collective strength.

The equity universe for the SI Fund is composed of 3,000 domestically traded securities. The GI stock universe contains roughly 5,000 stocks. Both are constructed with securities that meet minimum liquidity thresholds.

Equity Sector/Industry Group Drivers

(Relative performance and portfolio overweight/underweight comparisons refer to the corresponding sector/group exposures of each strategy’s respective benchmark.)

Equity rotation can result in big underweights or overweights compared to the benchmarks. Per our model, selecting solid stocks from the most attractive industries has proven successful in generating alpha over a portfolio of unrelated stocks that do not have shared performance drivers.

For the last twelve months, from a sector view, none of the SI or GI allocations generated a loss, and most outperformed corresponding benchmark exposures. The Information Technology (IT) sector was the biggest allocation among both SI and GI holdings (23% average weight in each). Overall, it was the best performer in the SI Fund (+976 bps contribution to return) and the second best in the GI portfolio (+890 bps). IT was also the most prominent weight and best performer for the S&P 500 (27% average weight; +771 bps) and MSCI ACWI (21% weight; +626 bps); however, SI and GI outperformed by +205 bps and +264 bps, respectively.

At a 20% weight, Consumer Discretionary added +653 bps to SI Fund results, contrasting with the 12% underweight in the S&P 500, which lagged at +238 bps. Likewise, Health Care, Financials, and Industrials encompassed SI portfolio weights from 10.9% to 15.6%—each a heavier composition than the benchmark (8.5% to 12.2%)—and these SI sector holdings outperformed the S&P 500 allocations by a combined +482 bps.

The remaining sector holdings in SI were Communication Services (7.5% weight against the benchmark’s 11.0%), Materials (6.6% weight versus 2.7%), and Consumer Staples (1.9% weight compared to 6.2%). Results for Communication Services and Consumer Staples were -244 bps less than the S&P 500 positions. On the other hand, the SI Materials’ allocation (+86 bps) was slightly ahead of the S&P 500’s exposure (+78 bps).

The GI portfolio’s overweight exposure to Financials, Materials, and Health Care (12.2% to 16.9%) outperformed the MSCI ACWI’s corresponding exposure (4.9% to 13.8% weights) by a collective +830 bps. The global Consumer Discretionary sector was the fifth largest weight in GI (11.7%), and its +172 bps return trailed the benchmark’s +253 bps.

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The global sectors making up Communication Services (7.8% weight), Industrials (7.4%), Consumer Staples (1.8%), and Energy (1.0%) had mixed results. All contributed net gains, but the former two eked out a +169 bps advantage to the benchmark’s positions, while the latter two had a combined loss of -104 bps.

SI had no exposure to the Energy, Real Estate, or Utilities sectors; GI had no holdings from Utilities or Real Estate.

One of our key performance measures is the “total effect” of attribution versus the benchmark. The formula evaluates investments based on the pooled results of 1) “industry” selection, and 2) “stocks chosen” to represent the targeted industry. Based on this yardstick, the domestic SI and global GI equity portfolios both outdid the benchmark with their IT-sector exposure to Semiconductor Equipment, Banking & Brokerage stocks (Financials sector), Trading Cos. & Distributors (Industrials), and Specialty Stores (Consumer Discretionary).

The SI and GI portfolios had common areas where the total effect of the industry investment and the underlying stock selection were performance negatives relative to the benchmark: Containers & Paper Packaging (Materials sector), Consumer Finance (Financials), Managed Health Care (Health Care), and Homebuilding (Consumer Discretionary).

When considering U.S. and non-U.S. industries, there are several facets that may inversely influence results between domestic and global stocks. Among them are leadership and political structure, financial health, climate conditions, and geography in general.

The shared borders of Eurasian countries are an advantage for transcontinental business among companies domiciled there. Alternatively, for many North American industries, the physical detachment and distance from global peers increases costs, adds to delivery timetables, and presents other challenges with planning and development.

Domestic business cycles and leadership trends can be out of synch with those overseas; this can generate opposing industry dynamics and present different opportunities based on where an industry and its key partners, work force, customers, and competitors are located.

The subtleties of commerce can vary significantly in foreign landscapes versus domestically, so it isn’t unusual to have different outcomes for domestic versus global industry peers. For example, over the last twelve months, stocks from the Marine industry were a standout performer in the GI portfolio, while the group had no presence in the domestic SI Fund. Similarly, Oil & Gas Exploration & Production had a sizable positive impact on GI results, but it was not attractive in our U.S. rankings.

Another divergence between GI and SI was the Life Sciences industry: It was a very constructive position at the global level, yet the domestic stocks did not thrive. Additionally, among other profitable exposures in global groups were Life & Health Insurance and Air Freight & Logistics—neither was a plus in the domestic SI allocations.

Positives for SI that were absent in the GI portfolio included Human Resources & Employment Services, Automotive Retail, and Health Care Facilities. These three industries had a total additive effect of +298 bps over the S&P 500 benchmark.

Of industry detractors not yet noted among SI concentrations, the most unfavorable exposures were Diversified Banks, Interactive Home Entertainment, Gold, Managed Health Care, and Biotechnology. The GI portfolio’s other group disappointments were Food & Staples Retail, Software, IT Consulting, and Construction Materials.

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Global/Foreign Equity Exposure

Leuthold SI and GI strategies have flexibility when it comes to the characteristics of their international exposure. Investment concentrations to developed market (DM) or emerging market (EM) stocks are largely the result of our quantitative process. Certain industries require DM amenities to succeed, while other businesses can be prosperous incorporating operations in EM countries.

The SI Fund obtains foreign-stock exposure from ADR/ADS securities traded on U.S. exchanges. At times, this has materially affected performance, both on an absolute basis and relative to the S&P 500. Within the SI Fund, the last twelve months’ DM and EM exposure did not materially change from the prior fiscal year: DM stocks from outside the U.S. made up a 6.4% quarterly average weight, and there were no EM stocks.

Leuthold GI methodology builds a group concentration by selecting the highest-rated stocks within an industry from our global-equity universe. Over the last twelve months, U.S. stocks encompassed most of the assets, with an average weight of 56% (the same as the benchmark). Of the 44% foreign securities, DM stocks (ex-U.S.) incorporated 32% of assets, and EM held 12%.

With the S&P 500’s FY return of +3,000 bps, the GI portfolio’s 56% U.S. weight benefited in kind, contributing +2,400 bps to the fiscal-year results. That U.S. exposure in the GI strategy outdid the associated U.S. exposure in the MSCI ACWI (+1,656 bps). GI relative outperformance among its U.S. equities shows the value gained by limiting investments to industries that exhibit strength and leadership, in contrast to a massive portfolio of stocks across the spectrum of industries. The GI portfolio contained just 131 stocks on average throughout the FY, while the benchmark represented 2,979 stocks.

The GI portfolio’s DM equities (ex-U.S.) contributed +882 bps, while EM stocks gave a boost of +544 bps. Each outperformed the MSCI ACWI’s corresponding allocations, which were up +818 bps and +200 bps, respectively.

GI investments outside the U.S. that produced the best performance (absolute and relative) were industries in the U.K., Japan, Netherlands, Ireland, and Mexico. Gains from these combined to contribute +790 bps to return and outperformed the benchmark’s holdings by +380 bps. The portfolio’s positions affiliated with Germany, France, and Indonesia had net losses that were detractive by -53 bps. In contrast, the MSCI ACWI holdings within the same countries each experienced a net gain, which together tallied to +111 bps.

We do not adjust for global currency fluctuation in the Leuthold GI strategy. These hedging practices are expensive and do not guarantee to protect against losses. Instead, the GI model incorporates a U.S. dollar-based relative-strength component to identify potentially attractive, broad FX-market opportunities. Specific to the last twelve months, currency movement had a negligible performance impact on a relative basis. The portfolio had roughly market-weight exposure to U.S. stocks and was diversified across the rest of the world—a combination that typically results in minimal currency impact.

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GRIZZLY SHORT FUND

Short-Only Equity Exposure

The Grizzly Short Fund aims to be 100% short individual stocks. Investors use this vehicle for various reasons: A means to potentially profit when stock prices decline; used in tandem with other investments for diversification; moderating market volatility; and managing capital gains and losses.

The Grizzly Short Fund is an actively managed, quantitative methodology. The strategy invests in mid/large-cap stocks with ample liquidity that appear to be priced far beyond levels supported by underlying fundamentals. These are generally solid companies that are simply overvalued and vulnerable to a price decline; this approach does not intend to take positions in the stocks of companies at risk of insolvency or susceptible to an industry collapse.

For the fiscal year ended September 2021, the Grizzly Short Fund produced a -33.92% total return. The result looks rather agreeable when sized up to the inverse S&P 400 MidCap Index (-43.68%), and even better balanced against the inverse S&P 600 SmallCap Index (-57.64%).

Set against the inverse performance of the S&P 500 total return of +30.00%, the Grizzly Short Fund was a laggard (the gap with the inverse index had the Grizzly Short Fund behind by -392 bps). It’s worth noting that evaluating short-selling returns to the reverse of an index doesn’t precisely represent the results if one had been short a given strategy in real-time for longer than one day. A portfolio of stocks sold short to mirror an index will be subject to the upshots of cash inflow/outflow, volatility, and the compounding effect on daily returns.

Short Equity Exposure: Sectors And Industry Group Drivers

(Relative performance and Fund overweight/underweight references relate to the S&P 500’s corresponding sector/group exposures.)

It is normal for the Grizzly Short Fund to have pronounced differences in exposure to individual sectors versus the S&P 500. These departures from the benchmark are usually an advantage. The flexibility allows the portfolio to adjust holdings as opportunities change, while S&P 500 positions are essentially static and cannot eliminate or significantly expand exposure on either a sector-by-sector basis or across industry compositions.

Unlike most years, the Grizzly Short Fund had exposure to all eleven broad sectors the entire fiscal year. With the last twelve months’ prevailing gains across all stock market segments, every sector position in the Fund detracted from performance on an absolute basis. Six did worse than the benchmark’s sector results.

An overweight in Consumer Discretionary was the biggest adversary (-707 bps) compared to the S&P 500’s related loss of -207 bps. Other detractors were Industrials (-455 bps), Energy (-380 bps), Health Care (-318 bps), Real Estate (-144 bps), and Materials (-144 bps). Of those, only Industrials had a significant overweight. On the whole, relative to the benchmark, these underperforming sectors produced a big loss of -2,147 bps in the Fund, while the S&P 500’s exposure detracted by just -909 bps.

Utilities, Communication Services, Financials, and Information Technology (-1,020 bps combined) outperformed the benchmark’s corresponding positions (-1,479 bps). The Fund’s Consumer Staples return (-75 bps) wasn’t far behind that of the S&P 500 (-66 bps).

At the industry level, positive contributions were few and far between. Those with gains of +20 bps or more included Electric Utilities (+20 bps), Health Care Services (+25 bps), Education Services (+32 bps), and Health Care Technology (+34 bps).

10	Leuthold Funds - 2021 Annual Report

Among the contingency of the Fund’s biggest losers, the reopening-economy theme was evident. Over the last twelve months, industries hit hardest by the pandemic shutdown were resuscitated with each passing month. The Grizzly Short Fund was saddled with stocks related to Hotels Resorts & Cruise Lines (-219 bps), Aerospace (-131 bps), Restaurants (-125 bps), Movies & Entertainment (-79 bps), and Airlines (-96 bps).

Industries in the Grizzly Short Fund that were benefactors of the reopening at a bit smaller scale (and detracted from the Fund) were Apparel Retail and Apparel Accessories & Luxury Goods (-207 bps combined), and Trucking (-83 bps).

Significant losses not particularly tied to the reopening theme were generated from Energy exposure to Integrated Oil & Gas, Oil & Gas Equipment, and Oil & Gas Exploration. These three produced a collective -269 bps. Also among the Fund’s major detractors were positions in Application Software (-203 bps) and Health Care Equipment (-144 bps).

The group exposures with losses less than 100 bps are too numerous to list. The most pronounced of those were Technology Hardware Storage & Peripherals (-79 bps), Health Care Supplies (-65 bps), Residential REITs (-62 bps), Fertilizers & Ag Chemicals (-55 bps), Internet Services & Infrastructure (-51 bps), and Semiconductors (-50 bps).

Because it is actively managed, the Grizzly Short Fund’s sector/industry weights and concentrations are apt to fluctuate greatly from the benchmark. The Fund has policies that limit the size of positions at both the sector and industry levels. Likewise, the Grizzly Short Fund’s individual stocks have roughly equal portfolio weight (a stark distinction to the market-cap weighting of the S&P 500). These disciplines minimize the potential for a particular holding to have an unpredictable, oversized (negative) effect on performance due to a “surprise” industry announcement or a sharp stock-price movement à la GameStop. Portfolio holdings are monitored closely on an intra-day basis, and investors should expect high turnover.

Our Tactical M.O. = Be Long But Watch The Ticks

A stock market at new highs is a strong indication of an accelerating economy. Rising bond yields suggest the same. But, by the time yields climb to a 52-week high, they may begin to exert a braking effect on economic acceleration. As the economy subsequently slows down, the rise in yields tends to self-correct. Overall, when things as disparate as stock prices and bond yields simultaneously move to one-year extremes, a powerful message exists—and at least one of the markets is usually primed for a big move.

In recent weeks, the market narrative has evolved from “inflation will be transitory” to “higher inflation could be bullish for earnings and stocks.” The numbers being reported undermine the first notion, and there’s very little we can find in the history of the stock market to support the latter. Moreover, there is no history—at all—of stocks parading valuations anywhere near today’s levels with inflation spiraling: The CPI is now at +5.4%, and the PPI for Finished Goods is at +11.8%.

In the past, inflation readings this high were accompanied by Fed rate hikes. In today’s cycle, such increases are several months away (at the earliest). The central question is “when,” and at “what pace” the Fed will decelerate its effective monetization of U.S. debt. So, from a policy perspective, “this time is different.” Moreover, there seems to be a widespread belief that buying stocks at near-record valuations will also produce an outcome that is “different.”

Young readers sometimes give us a not-so-subtle roll of the eyes when we discuss any stock market history that occurred before they were “aware” of the stock market. They’ll learn. To paraphrase legendary trader Jesse Livermore: It takes experience to appreciate “there’s nothing new under the sun—least of all in the stock market.”

Leuthold Funds - 2021 Annual Report	11

What is scary is that we certainly don’t need much history to demonstrate the huge valuation risks now embedded in large-cap stocks. There’s more than enough risk even if we assume that “new-era” valuations and corporate fundamentals will persist through the next decade.

Today, one could reasonably argue that the stock market has never been more expensive considering the prevailing inflation rate. That’s the conclusion of the “Rule of Twenty,” developed almost 40 years ago. This rule proposes that the stock market’s Price to Earnings (P/E)3 multiple and the trailing 12-month consumer price inflation rate should sum up to “20.” So, based on that, with CPI inflation now raging at 5.4%, the proper P/E ratio would be 14.6x.

No matter which P/E measure is used, the S&P 500 looks exceptionally overvalued using that “Rule of Twenty.” But the gauge we’ve found to be the most correlated with that simple rule is also the one with the best long-term forecasting power among all the valuation measures we track: the S&P 500 P/E ratio on Peak EPS (earnings per share4). At 31.5x, the “Peak” P/E multiple is now 116% above the 14.6x level proposed by the Rule of Twenty; it even surpasses the degree of overvaluation at the top of the Y2K Tech Bubble.

Over the last year, the central message from our valuation work is that prospective long-term returns for U.S. large-caps look poor—even if the relatively higher valuations enjoyed since the mid-1990s endure. For example, suppose today’s Peak P/E ratio turns out to be as misleadingly pessimistic as it was at its worst point in history. In that case, the S&P 500 could deliver an annualized nominal total return of only +5% over the next ten years.

A decade of quantitative easing (QE) should have taught us that when the Fed conducts a decade’s worth of QE in a little more than one year, U.S. large-cap stocks benefit the most. That said, mid- and small-caps have enjoyed gains at least in the same zip code as the S&P 500, both on a YTD basis and over the prior ten years.

In terms of performance, technicians might classify the post-COVID recovery as broader and healthier than the surge leading up to the Y2K top. Broader, yes—but healthier? In fact, the late-1990s’ bifurcated market contained a glimmering silver lining: There were genuinely attractive, cut-rate stock market opportunities to be had even at the Tech-Bubble top. In our view, that is certainly not true today.

During the last couple of innings of the Tech Bubble, the late Barton Biggs of Morgan Stanley counseled to “Be long but watch the ticks.” That is essentially our current modus operandi, as we believe the broad U.S. stock market has never been more expensive than today, relative to “sustainable” fundamentals.

Of course, the S&P 500 has proven impervious to our monetary measures, inflation signals, and our valuation and sentiment concerns. Fortunately, despite internal-market flakiness over the summer, our technical work has remained steadfastly bullish, which has kept our tactical portfolios moderately exposed to a melt-up that is getting more extraordinary with each passing week.

When the contemporary excesses are flushed out, we believe the stock market is likely poised for a three- to four-year period in which headline indexes will be more inclined to move sideways, in contrast to the extraordinary gains achieved both prior to and in the wake of the brief bear-market collapse in 2020. For active managers (like us) with the flexibility to pursue leadership from all corners of the market, that environment should provide an abundance of occasions to showcase the merits of diversifying out of passive investments and strategies held captive to market-cap constraints or style parameters.

We have immense conviction in our processes and strive for competitive results with each of our Funds. Of course, not all environments are friendly for every strategy. If we had to say there is a silver lining to navigating investment-market challenges, it’s that we strive to learn from them and become better managers. We are mindful that we can always improve by reassessing factors that drive our disciplines and researching how to capitalize on new market influences as they materialize.

[3]Price to Earnings (P/E) multiple is the price divided by trailing annual earnings per share (EPS) or expected annual EPS.
[4]Earnings per Share (EPS) is the profit divided by outstanding shares of common stock.

12	Leuthold Funds - 2021 Annual Report

An essential component in our approach is to study how market undercurrents affected performance in the past. Using that information, we look for counterbalancing and enhancing techniques that we can implement in like-conditions in the future to either offset unfavorable forces or multiply the rewards of environments that present the conditions we know are productive. Our autonomy and flexibility give us that freedom. We are fortunate to have this independence, which is not particularly widespread across the industry.

It’s important to note, as we do every year, we don’t just manage Leuthold Funds—we are also shareholders, and our firm is majority employee-owned. So, it’s in our best interest to do the best possible job keeping your best interest, as a fellow shareholder, top of mind. As a small fish in the investment sea, we are grateful for your support.

Sincerely,

Doug Ramsey, CFA, CMT
CIO & Co-Portfolio Manager

Chun Wang, CFA, PRM	Scott Opsal, CFA
Co-Portfolio Manager	Co-Portfolio Manager

Greg Swenson, CFA	Kristen Perleberg, CFA
Co-Portfolio Manager	Co-Portfolio Manager

The Leuthold Core ETF is structured as a fund-of-funds and is subject to the same risks as the funds it holds. Investors will incur the expenses of the Fund in addition to fees of the underlying funds in the portfolio.

Investments in foreign securities may involve risks such as social and political instability, market illiquidity, exchange-rate fluctuations, a high level of volatility, and limited regulation. Investing in emerging markets involves different and greater risks, as these countries are substantially smaller, less liquid, and more volatile than securities markets in more developed markets.

The Fund uses short sales, which involve substantial risk. The loss on a short sale is, in principle, unlimited since there is no upward limit on the price of a shorted asset. The Fund may invest in Underlying Investments that principally invest in the commodities markets through investment in managed futures programs. Such investments may subject an Underlying Investment to greater volatility than investments in traditional securities.

The Fund may invest in Underlying Investments that primarily invest in high-yield securities (also known as “junk bonds”). Although high-yield securities generally pay higher rates of interest than investment grade bonds, high-yield securities are speculative, high-risk investments that may cause income and principal losses for such Underlying Investments and consequently, negatively affect the value of the Fund’s investment in such Underlying Investments.

As with all ETFs, Fund shares may be bought and sold in the secondary market at market prices. The market price normally should approximate the Fund’s net asset value per share (NAV), but the market price sometimes may be higher or lower than the NAV.

Leuthold Funds - 2021 Annual Report	13

Leuthold Funds
(Unaudited)

Leuthold Core Investment Fund

Allocation of Portfolio Holdings
September 30, 2021

Leuthold Global Fund

Allocation of Portfolio Holdings
September 30, 2021

^ Amount is less than 0.05%.
Reflected as a percent of absolute value of investments and securities sold short.
14	Leuthold Funds - 2021 Annual Report

Leuthold Funds
(Unaudited)

Leuthold Select Industries Fund

Allocation of Portfolio Holdings
September 30, 2021*

Grizzly Short Fund

Allocation of Securities Sold Short

September 30, 2021

* Excludes short-term investments less than 5% of net assets.

Leuthold Funds - 2021 Annual Report	15

Leuthold Funds
(Unaudited)

Leuthold Core ETF

Allocation of Portfolio Holdings
September 30, 2021

16	Leuthold Funds - 2021 Annual Report

Leuthold Core Investment Fund - Retail Class - LCORX
(Unaudited)

Average Annual Rate of Return For Periods Ended
September 30, 2021

	1 Year	3 Year	5 Year	10 Year	Since Inception
Leuthold Core Investment Fund - Retail Class - LCORX	16.44%	7.94%	8.21%	8.06%	8.30%
S&P 500 Index	30.00%	15.99%	16.90%	16.63%	9.99%
Morningstar Tactical Allocation Category Average	18.80%	6.91%	6.97%	5.81%	5.41%
Bloomberg Global Aggregate Index	(0.91)%	4.24%	1.99%	1.86%	n/a

A $10,000 investment in the Leuthold Core Investment Fund – Retail Class - LCORX

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks, which represent all major industries.

The Morningstar Tactical Allocation Category Average is a composite comprised of funds that incorporate a tactical asset allocation strategy which is the process by which the asset of a fund is changed on a short-term basis to take advantage of perceived differences in relative values of the various asset classes.

The Bloomberg Global Aggregate Index provides a broad-based measure of the global investment grade fixed-rate debt markets. It is comprised of the U.S. Aggregate, Pan-European Aggregate, the Asian-Pacific Aggregate, and the Canadian Aggregate Indices. It also includes a wide range of standard and customized sub-indices by liquidity constraint, sector, quality, and maturity.

Index and composite figures do not take any expenses, fees, or taxes into account, but mutual fund returns do. The indices and composite are used herein for comparative purposes in accordance with the U.S Securities and Exchange Commission regulations.

This chart assumes an initial gross investment of $10,000 made on November 20, 1995 (commencement of operations). Returns shown include the reinvestment of all dividends. The Fund’s past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Leuthold Funds - 2021 Annual Report	17

Leuthold Core Investment Fund - Institutional Class - LCRIX
(Unaudited)

Average Annual Rate of Return For Periods Ended
September 30, 2021

	1 Year	3 Year	5 Year	10 Year	Since Inception
Leuthold Core Investment Fund - Institutional Class - LCRIX	16.56%	8.03%	8.32%	8.16%	6.08%
S&P 500 Index	30.00%	15.99%	16.90%	16.63%	10.30%
Morningstar Tactical Allocation Category Average	18.80%	6.91%	6.97%	5.81%	4.18%
Bloomberg Global Aggregate Index	(0.91)%	4.24%	1.99%	1.86%	3.56%

A $1,000,000 investment in the Leuthold Core Investment Fund – Institutional Class - LCRIX

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks, which represent all major industries.

The Morningstar Tactical Allocation Category Average is a composite comprised of funds that incorporate a tactical asset allocation strategy which is the process by which the asset of a fund is changed on a short-term basis to take advantage of perceived differences in relative values of the various asset classes.

The Bloomberg Global Aggregate Index provides a broad-based measure of the global investment grade fixed-rate debt markets. It is comprised of the U.S. Aggregate, Pan-European Aggregate, the Asian-Pacific Aggregate, and the Canadian Aggregate Indices. It also includes a wide range of standard and customized sub-indices by liquidity constraint, sector, quality, and maturity.

Index and composite figures do not take any expenses, fees, or taxes into account, but mutual fund returns do. The indices and composite are used herein for comparative purposes in accordance with the U.S Securities and Exchange Commission regulations.

This chart assumes an initial gross investment of $1,000,000 made on January 31, 2006 (commencement of operations). Returns shown include the reinvestment of all dividends. The Fund’s past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

18	Leuthold Funds - 2021 Annual Report

Leuthold Global Fund - Retail Class - GLBLX
(Unaudited)

Average Annual Rate of Return For Periods Ended
September 30, 2021

	1 Year	3 Year	5 Year	10 Year	Since Inception
Leuthold Global Fund - Retail Class - GLBLX	18.01%	5.14%	5.28%	5.87%	4.65%
MSCI ACWI	27.44%	12.58%	13.20%	11.90%	7.59%
Bloomberg Global Aggregate Index	(0.91)%	4.24%	1.99%	1.86%	2.85%
S&P 500 Index	30.00%	15.99%	16.90%	16.63%	11.85%

A $10,000 investment in the Leuthold Global Fund - Retail Class - GLBLX

The MSCI ACWI (All Country World Index) captures large- and mid-cap representation across 23 Developed Market (DM) and 27 Emerging Market (EM) countries.

The Bloomberg Global Aggregate Index provides a broad-based measure of the global investment grade fixed-rate debt markets. It is comprised of the U.S. Aggregate, Pan-European Aggregate, the Asian-Pacific Aggregate, and the Canadian Aggregate Indices. It also includes a wide range of standard and customized sub-indices by liquidity constraint, sector, quality, and maturity.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks, which represent all major industries.

Index figures do not take any expenses, fees, or taxes into account, but mutual fund returns do. The indices are used herein for comparative purposes in accordance with the U.S Securities and Exchange Commission regulations.

This chart assumes an initial gross investment of $10,000 made on July 1, 2008 (commencement of operations). Returns shown include the reinvestment of all dividends. The Fund’s past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Leuthold Funds - 2021 Annual Report	19

Leuthold Global Fund - Institutional Class - GLBIX
(Unaudited)

Average Annual Rate of Return For Periods Ended
September 30, 2021

	1 Year	3 Year	5 Year	10 Year	Since Inception
Leuthold Global Fund - Institutional Class - GLBIX	17.96%	5.30%	5.47%	6.08%	4.72%
MSCI ACWI	27.44%	12.58%	13.20%	11.90%	6.86%
Bloomberg Global Aggregate Index	(0.91)%	4.24%	1.99%	1.86%	2.72%
S&P 500 Index	30.00%	15.99%	16.90%	16.63%	11.10%

A $1,000,000 investment in the Leuthold Global Fund - Institutional Class - GLBIX

The MSCI ACWI (All Country World Index) captures large- and mid-cap representation across 23 Developed Market (DM) and 27 Emerging Market (EM) countries.

The Bloomberg Global Aggregate Index provides a broad-based measure of the global investment grade fixed-rate debt markets. It is comprised of the U.S. Aggregate, Pan-European Aggregate, the Asian-Pacific Aggregate, and the Canadian Aggregate Indices. It also includes a wide range of standard and customized sub-indices by liquidity constraint, sector, quality, and maturity.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks, which represent all major industries.

Index figures do not take any expenses, fees, or taxes into account, but mutual fund returns do. The indices are used herein for comparative purposes in accordance with the U.S Securities and Exchange Commission regulations.

This chart assumes an initial gross investment of $1,000,000 made on April 30, 2008 (commencement of operations). Returns shown include the reinvestment of all dividends. The Fund’s past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

20	Leuthold Funds - 2021 Annual Report

Leuthold Select Industries Fund - LSLTX
(Unaudited)

Average Annual Rate of Return For Periods Ended
September 30, 2021

	1 Year	3 Year	5 Year	10 Year	Since Inception
Leuthold Select Industries Fund - LSLTX	34.14%	14.21%	14.81%	14.99%	8.93%
S&P 500 Index	30.00%	15.99%	16.90%	16.63%	7.18%
S&P MidCap 400 Index	43.68%	11.08%	12.97%	14.72%	9.63%
S&P 600 Index	57.64%	9.44%	13.57%	15.69%	10.32%

A $10,000 investment in the Leuthold Select Industries Fund - LSLTX

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks, which represent all major industries.

The S&P MidCap 400 Index is a capitalization-weighted index, which measures the performance of the mid-range sector of the U.S. stock market. The index was developed with a base level of 100 as of December 31, 1990.

The S&P 600 Index is an index of small-cap stocks which tracks a broad range of small-sized companies that meet specific liquidity and stability requirements. This is determined by specific metrics such as public float, market capitalization, and financial viability among a few other factors. Market capitalization, for instance, must fall between $450 million and $2.1 billion to ensure individual assets do not overlap with the larger S&P 500 or S&P MidCap 400 indexes.

Index figures do not take any expenses, fees, or taxes into account, but mutual fund returns do. The indices are used herein for comparative purposes in accordance with the U.S Securities and Exchange Commission regulations.

This chart assumes an initial gross investment of $10,000 made on June 19, 2000 (commencement of operations). Returns shown include the reinvestment of all dividends. The Fund’s past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Leuthold Funds - 2021 Annual Report	21

Grizzly Short Fund - GRZZX
(Unaudited)

Average Annual Rate of Return For Periods Ended
September 30, 2021

	1 Year	3 Year	5 Year	10 Year	Since Inception
Grizzly Short Fund - GRZZX	(33.92)%	(25.75)%	(21.79)%	(19.67)%	(10.92)%
S&P 500 Index	30.00%	15.99%	16.90%	16.63%	7.18%
S&P MidCap 400 Index	43.68%	11.08%	12.97%	14.72%	9.63%

A $10,000 investment in the Grizzly Short Fund - GRZZX

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks, which represent all major industries.

The S&P MidCap 400 Index is a capitalization-weighted index, which measures the performance of the mid-range sector of the U.S. stock market. The index was developed with a base level of 100 as of December 31, 1990.

Index figures do not take any expenses, fees, or taxes into account, but mutual fund returns do. The indices are used herein for comparative purposes in accordance with the U.S Securities and Exchange Commission regulations.

This chart assumes an initial gross investment of $10,000 made on June 19, 2000 (commencement of operations). Returns shown include the reinvestment of all dividends. The Fund’s past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

22	Leuthold Funds - 2021 Annual Report

Leuthold Core ETF - LCR
(Unaudited)

Average Annual Rate of Return For Periods Ended
September 30, 2021

	3 Month	9 Month	1 Year	Since Inception*
Leuthold Core ETF - LCR - NAV	(0.49)%	6.49%	13.59%	11.56%
Leuthold Core ETF - LCR - Market	(0.48)%	6.57%	13.58%	11.62%
S&P 500 Index	0.58%	15.92%	30.00%	19.83%
Morningstar Tactical Allocation Category Average	(1.43)%	7.84%	18.80%	.n/a
Bloomberg Global Aggregate Index	(0.88)%	(4.06)%	(0.91)%	4.42%

* Fund commenced operations on January 6, 2020. Information presented is for the period January 6, 2020 through September 30, 2021.

A $10,000 investment in the Leuthold Core ETF - LCR

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks, which represent all major industries.

The Morningstar Tactical Allocation Category Average is a composite comprised of funds that incorporate a tactical asset allocation strategy which is the process by which the asset of a fund is changed on a short-term basis to take advantage of perceived differences in relative values of the various asset classes.

The Bloomberg Global Aggregate Index provides a broad-based measure of the global investment grade fixed-rate debt markets. It is comprised of the U.S. Aggregate, Pan-European Aggregate, the Asian-Pacific Aggregate, and the Canadian Aggregate Indices. It also includes a wide range of standard and customized sub-indices by liquidity constraint, sector, quality, and maturity.

Index and composite figures do not take any expenses, fees, or taxes into account, but ETF returns do. The indices and composite are used herein for comparative purposes in accordance with the U.S Securities and Exchange Commission regulations.

This chart assumes an initial gross investment of $10,000 made on January 6, 2020 (commencement of operations). Returns shown include the reinvestment of all dividends. The Fund’s past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Leuthold Funds - 2021 Annual Report	23

24	Leuthold Funds - 2021 Annual Report

Leuthold Core Investment Fund
Schedule of Investments
September 30, 2021

	Shares	Fair Value
COMMON STOCKS - 63.79%

Air Freight & Logistics - 0.77%
Atlas Air Worldwide Holdings, Inc. (a)	32,014	$2,614,904
Hub Group, Inc. - Class A (a)	28,410	1,953,187
		4,568,091
Banks - 1.08%
Citigroup, Inc.	44,797	3,143,854
JPMorgan Chase & Co.	19,822	3,244,663
		6,388,517
Capital Markets - 5.86%
Evercore, Inc. - Class A	30,933	4,134,814
The Goldman Sachs Group, Inc.	21,983	8,310,233
Jefferies Financial Group, Inc.	60,567	2,248,853
Morgan Stanley	78,083	7,598,257
Raymond James Financial, Inc.	44,237	4,082,144
Stifel Financial Corp.	57,241	3,890,098
UBS Group AG (b)	280,737	4,474,948
		34,739,347
Chemicals - 0.00% (h)
China Lumena New Materials Corp. (a)(b)(d)(e)	20,950	6,459

Construction & Engineering - 0.84%
Comfort Systems USA, Inc.	29,852	2,129,044
MasTec, Inc. (a)	32,735	2,824,376
		4,953,420

Consumer Finance - 3.11%
Ally Financial, Inc.	57,007	2,910,207
Capital One Financial Corp.	29,061	4,707,010
Discover Financial Services	21,885	2,688,572
OneMain Holdings, Inc.	46,027	2,546,674
Santander Consumer USA Holdings, Inc.	67,134	2,799,488
Synchrony Financial	56,779	2,775,358
		18,427,309
Containers & Packaging - 3.96%
Amcor PLC (b)	263,078	3,049,074
Berry Global Group, Inc. (a)	27,689	1,685,707
Graphic Packaging Holding Co.	191,482	3,645,817
International Paper Co.	61,925	3,462,846
O-I Glass, Inc. (a)	98,264	1,402,227
Sealed Air Corp.	66,971	3,669,341
Sonoco Products Co.	52,195	3,109,778
Westrock Co.	69,493	3,462,836
		23,487,626
Distributors - 0.61%
LKQ Corp. (a)	71,956	3,620,826

Electronic Equipment, Instruments & Components - 1.42%
Arrow Electronics, Inc. (a)	16,938	1,901,968
Insight Enterprises, Inc. (a)	32,735	2,948,769
SYNNEX Corp.	34,176	3,557,721
		8,408,458
Food & Staples Retailing - 2.66%
BJ’s Wholesale Club Holdings, Inc. (a)	75,534	4,148,327
Costco Wholesale Corp.	13,562	6,094,085
Walmart, Inc.	39,826	5,550,948
		15,793,360
Health Care Equipment & Supplies - 0.46%
Abbott Laboratories	23,055	2,723,487

Health Care Providers & Services - 7.48%
Anthem, Inc.	7,568	2,821,351
Centene Corp. (a)	65,529	4,083,112
Cigna Corp.	10,451	2,091,872
CVS Health Corp.	31,293	2,655,524
Encompass Health Corp.	41,384	3,105,455
Fresenius Medical Care AG & Co. KGaA - ADR	37,780	1,321,167

See Notes to the Financial Statements.	Leuthold Funds - 2021 Annual Report	25

Leuthold Core Investment Fund
Schedule of Investments (continued)
September 30, 2021

	Shares	Fair Value
COMMON STOCKS - 63.79% (continued)

Health Care Providers & Services - 7.48% (continued)
HCA Healthcare, Inc.	34,897	$8,470,200
Humana, Inc.	10,811	4,207,101
Laboratory Corp. of America Holdings (a)	9,010	2,535,774
Premier, Inc.	34,897	1,352,608
Quest Diagnostics, Inc.	13,694	1,989,875
UnitedHealth Group, Inc.	19,100	7,463,134
Universal Health Services, Inc. - Class B	16,217	2,243,946
		44,341,119
Household Durables - 4.78%
D.R. Horton, Inc.	60,484	5,078,842
KB Home	44,627	1,736,883
La-Z-Boy, Inc.	43,906	1,415,090
Lennar Corp. - Class A	35,978	3,370,419
Meritage Homes Corp. (a)	25,887	2,511,039
Mohawk Industries, Inc. (a)	15,136	2,685,126
PulteGroup, Inc.	92,498	4,247,508
Sony Group Corp. - ADR	17,298	1,912,813
Toll Brothers, Inc.	55,799	3,085,127
Whirlpool Corp.	11,172	2,277,524
		28,320,371
Interactive Media & Services - 2.94%
Alphabet, Inc. - Class A (a)	4,685	12,525,441
Facebook, Inc. - Class A (a)	14,415	4,892,307
		17,417,748
IT Services - 2.62%
Concentrix Corp. (a)	34,176	6,049,152
Mastercard, Inc. - Class A	14,776	5,137,319
Visa, Inc. - Class A	19,461	4,334,938
		15,521,409
Life Sciences Tools & Services - 0.45%
Thermo Fisher Scientific, Inc.	4,718	2,695,535

Media - 0.59%
Comcast Corp. - Class A	62,286	3,483,656

Metals & Mining - 0.34%
ArcelorMittal SA - NYRS	67,932	2,048,829

Multiline Retail - 3.83%
Dollar General Corp.	35,618	7,556,003
Target Corp.	66,250	15,156,012
		22,712,015
Paper & Forest Products - 0.40%
Louisiana-Pacific Corp.	38,681	2,373,853

Professional Services - 3.20%
ASGN, Inc. (a)	36,338	4,111,281
Insperity, Inc.	28,050	3,106,257
Korn Ferry	38,140	2,759,811
ManpowerGroup, Inc.	25,887	2,803,044
Robert Half International, Inc.	42,465	4,260,514
TriNet Group, Inc. (a)	20,181	1,908,719
		18,949,626
Semiconductors & Semiconductor Equipment - 6.25%
Applied Materials, Inc.	70,214	9,038,648
KLA Corp.	14,415	4,821,962
Lam Research Corp.	20,542	11,691,479
MKS Instruments, Inc.	26,608	4,015,413
SolarEdge Technologies, Inc. (a)(b)	28,050	7,439,421
		37,006,923
Software - 2.98%
Adobe, Inc. (a)	7,928	4,564,308
Microsoft Corp.	46,429	13,089,264
		17,653,572

26	Leuthold Funds - 2021 Annual Report	See Notes to the Financial Statements.

Leuthold Core Investment Fund
Schedule of Investments (continued)
September 30, 2021

	Shares	Fair Value
COMMON STOCKS - 63.79% (continued)

Specialty Retail - 3.33%
Asbury Automotive Group, Inc. (a)	10,076	$1,982,352
AutoNation, Inc. (a)	24,446	2,976,545
Best Buy Co., Inc.	17,659	1,866,733
Group 1 Automotive, Inc.	11,652	2,189,178
The Home Depot, Inc.	7,928	2,602,445
Penske Automotive Group, Inc.	29,491	2,966,794
Rent-A-Center, Inc.	38,861	2,184,377
Williams-Sonoma, Inc.	16,578	2,939,777
		19,708,201
Technology Hardware, Storage & Peripherals - 1.32%
Apple, Inc.	40,303	5,702,875
Dell Technologies, Inc. - Class C (a)	20,181	2,099,631
		7,802,506
Thrifts & Mortgage Finance - 0.61%
Flagstar Bancorp, Inc.	41,384	2,101,480
PennyMac Financial Services, Inc.	24,446	1,494,384
		3,595,864
Trading Companies & Distributors - 1.58%
MSC Industrial Direct Co., Inc. - Class A	14,055	1,127,070
Triton International, Ltd. (b)	28,050	1,459,722
United Rentals, Inc. (a)	12,974	4,552,966
WESCO International, Inc. (a)	19,100	2,202,612
		9,342,370
Wireless Telecommunication Services - 0.32%
T-Mobile US, Inc. (a)	14,776	1,887,782
TOTAL COMMON STOCKS
(Cost $209,231,412)		$377,978,279

INVESTMENT COMPANIES - 17.75%

Exchange Traded Funds - 17.75%
Invesco CurrencyShares Japanese Yen Trust (a)(g)	145,298	12,271,869
iShares Floating Rate Bond ETF	228,704	11,627,311
iShares Gold Trust (a)	174,244	5,821,492
iShares International Treasury Bond ETF	287,236	14,749,569
iShares MBS ETF	43,531	4,707,443
iShares TIPS Bond ETF	71,109	9,079,908
SPDR Bloomberg Barclays Short-Term High Yield Bond ETF	305,296	8,362,057
SPDR Gold Shares (a)	111,718	18,346,330
VanEck China Bond ETF	97,771	2,384,635
Vanguard Short-Term Inflation- Protected Securities ETF	338,283	17,786,920
TOTAL INVESTMENT COMPANIES
(Cost $98,887,079)		$105,137,534

See Notes to the Financial Statements.	Leuthold Funds - 2021 Annual Report	27

Leuthold Core Investment Fund
Schedule of Investments (continued)
September 30, 2021

	Principal Amount	Fair Value
CORPORATE BONDS - 1.64%

Banks - 0.95%
JPMorgan Chase & Co.
1.500%, 01/27/2025	4,600,000	$5,610,529

Technology Hardware, Storage & Peripherals - 0.69%
Apple, Inc.
1.000%, 11/10/2022	3,500,000	4,118,470
TOTAL CORPORATE BONDS
(Cost $9,312,790)		$9,728,999

FOREIGN GOVERNMENT BONDS - 2.31%

French Republic Government Bond OAT
1.250%, 05/25/2034 (b)
EUR	7,930,000	$10,233,127
United Kingdom Gilt
4.750%, 12/07/2030 (b)
GBP	1,910,000	3,433,041
TOTAL FOREIGN GOVERNMENT BONDS
(Cost $12,902,221)		$13,666,168

	Shares	Fair Value
SHORT-TERM INVESTMENTS - 11. 85%

Money Market Funds - 11.85%
Fidelity Institutional Money Market Funds - Government Portfolio - Class I, 0.010% (c)(f)	70,233,188	$70,233,188
TOTAL SHORT-TERM INVESTMENTS
(Cost $70,233,188)		$70,233,188

Total Investments
(Cost $400,566,690) - 97.34%		$576,744,168
Other Assets in Excess of Liabilities - 2.66%		15,755,675
TOTAL NET ASSETS - 100.00%		$592,499,843

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
EUR	Euro
GBP	British Pound
NYRS	New York Registry Shares
(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	The rate quoted is the annualized seven-day effective yield as of September 30, 2021.
(d)	Illiquid security. The fair value of this security totals $6,459 which represents an amount that rounds to 0.00% of total net assets.
(e)	This security is currently being fair valued in accordance with procedures established by the Board of Directors of Leuthold Funds, Inc. and is deemed a Level 3 security as it is valued usinig significant unobservable inputs.
(f)	All or a portion of the assets have been committed as collateral for open securities sold short.
(g)	Affiliated security. At September 30, 2021, the market value of this security totals $12,271,869, which represents 2.07% of total net assets.
(h)	Rounds to less than 0.005%.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

28	Leuthold Funds - 2021 Annual Report	See Notes to the Financial Statements.

Leuthold Core Investment Fund
Schedule of Securities Sold Short - (a)
September 30, 2021

	Shares	Fair Value
COMMON STOCKS - 8.59%

Aerospace & Defense - 0.23%
HEICO Corp.	2,708	$357,104
Kratos Defense & Security Solutions, Inc.	13,310	296,946
TransDigm Group, Inc.	1,160	724,501
		1,378,551
Auto Components - 0.05%
BorgWarner, Inc.	7,270	314,137

Automobiles - 0.12%
Ferrari NV (b)	3,314	693,024

Banks - 0.06%
Community Bank System, Inc.	4,806	328,827

Biotechnology - 0.15%
Seagen, Inc.	5,303	900,450

Building Products - 0.05%
Trex Co., Inc.	3,109	316,900

Capital Markets - 0.52%
CME Group, Inc. - Class A	3,437	664,647
Credit Suisse Group AG - ADR	67,014	660,758
Hamilton Lane, Inc. - Class A	5,137	435,720
Intercontinental Exchange, Inc.	6,040	693,513
MarketAxess Holdings, Inc.	1,506	633,559
		3,088,197
Chemicals - 0.34%
Air Products and Chemicals, Inc.	2,320	594,175
Ecolab, Inc.	3,370	703,050
International Flavors & Fragrances, Inc.	5,303	709,117
		2,006,342
Commercial Services & Supplies - 0.40%
Casella Waste Systems, Inc. - Class A	5,036	382,434
Cintas Corp.	1,786	679,859
MSA Safety, Inc.	2,225	324,182
Ritchie Bros Auctioneers, Inc. (b)	5,556	342,583
Rollins, Inc.	18,775	663,321
		2,392,379
Consumer Finance - 0.06%
Green Dot Corp.	7,591	382,055

Containers & Packaging - 0.12%
Ball Corp.	7,623	685,841

Diversified Consumer Services - 0.15%
2U, Inc.	7,918	265,807
Bright Horizons Family Solutions, Inc.	2,320	323,454
Chegg, Inc.	4,474	304,322
		893,583
Electric Utilities - 0.34%
Avangrid, Inc.	14,107	685,600
Eversource Energy	8,020	655,715
PG&E Corp.	73,209	702,807
		2,044,122
Electrical Equipment - 0.05%
Sunrun, Inc.	6,768	297,792

Entertainment - 0.30%
Madison Square Garden Sports Corp. - Class A	3,148	585,371
Spotify Technology SA (b)	2,869	646,500
Warner Music Group Corp. - Class A	7,971	340,681
Zynga, Inc.	31,485	237,082
		1,809,634

See Notes to the Financial Statements.	Leuthold Funds - 2021 Annual Report	29

Leuthold Core Investment Fund
Schedule of Securities Sold Short - (a) (continued)
September 30, 2021

	Shares	Fair Value
COMMON STOCKS - 8.59% (continued)

Food Products - 0.32%
Beyond Meat, Inc.	2,758	$290,307
Hormel Foods Corp.	14,444	592,204
McCormick & Co., Inc.	7,870	637,706
TreeHouse Foods, Inc.	8,743	348,671
		1,868,888
Health Care Equipment & Supplies - 0.26%
Alcon, Inc. (b)	9,696	780,237
Insulet Corp.	2,675	760,315
		1,540,552
Health Care Providers & Services - 0.15%
1Life Healthcare, Inc.	12,913	261,488
Guardant Health, Inc.	2,676	334,527
Oak Street Health, Inc.	6,434	273,638
		869,653
Health Care Technology - 0.30%
Multiplan Corp.	48,680	274,069
Schrodinger, Inc.	5,102	278,977
Teladoc Health, Inc.	4,583	581,170
Veeva Systems, Inc. - Class A	2,178	627,634
		1,761,850
Hotels, Restaurants & Leisure - 0.61%
Aramark	9,910	325,643
Choice Hotels International, Inc.	2,817	355,984
Hyatt Hotels Corp. - Class A	4,565	351,962
Las Vegas Sands Corp.	19,719	721,715
Planet Fitness, Inc. - Class A	4,385	344,442
Royal Caribbean Cruises, Ltd.	9,091	808,644
Wingstop, Inc.	2,486	407,530
Wynn Resorts, Ltd.	3,304	280,014
		3,595,934
Household Products - 0.23%
The Clorox Co.	4,014	664,759
Kimberly-Clark Corp.	5,096	674,914
		1,339,673
Independent Power and Renewabl - 0.06%
Ormat Technologies, Inc.	5,107	340,177

Industrial Conglomerates - 0.11%
Roper Technologies, Inc.	1,491	665,180

Insurance - 0.19%
Arthur J. Gallagher & Co.	4,958	737,007
Goosehead Insurance, Inc. - Class A	2,546	387,730
		1,124,737
Interactive Media & Services - 0.06%
Zillow Group, Inc. - Class C	3,974	350,268

IT Services - 0.61%
BigCommerce Holdings, Inc.	6,037	305,714
MongoDB, Inc.	1,400	660,114
Okta, Inc. - Class A	3,148	747,146
Repay Holdings Corp.	15,472	356,320
Snowflake, Inc.	2,322	702,243
Square, Inc. - Class A	2,556	613,031
Wix.com, Ltd. (b)	1,207	236,536
		3,621,104
Leisure Products - 0.11%
Peloton Interactive, Inc. - Class A	7,279	633,637

Life Sciences Tools & Services - 0.08%
Adaptive Biotechnologies Corp.	7,954	270,356
Berkeley Lights, Inc.	9,517	186,153
		456,509
Machinery - 0.05%
Proto Labs, Inc.	4,087	272,194

Metals & Mining - 0.15%
Franco-Nevada Corp. (b)	4,640	602,782
Royal Gold, Inc.	3,016	287,998
		890,780

30	Leuthold Funds - 2021 Annual Report	See Notes to the Financial Statements.

Leuthold Core Investment Fund
Schedule of Securities Sold Short - (a) (continued)
September 30, 2021

	Shares	Fair Value
COMMON STOCKS - 8.59% (continued)

Oil, Gas & Consumable Fuels - 0.45%
Cameco Corp. (b)	19,056	$414,087
Cenovus Energy, Inc. (b)	48,553	488,443
EQT Corp.	20,399	417,364
HollyFrontier Corp.	11,704	387,753
New Fortress Energy, Inc.	11,045	306,499
Phillips 66	9,114	638,253
		2,652,399
Pharmaceuticals - 0.24%
AstraZeneca PLC - ADR	13,257	796,215
Elanco Animal Health, Inc.	10,354	330,189
Viatris, Inc.	23,447	317,707
		1,444,111
Professional Services - 0.18%
Clarivate PLC (b)	15,310	335,289
CoStar Group, Inc.	8,290	713,438
		1,048,727
Real Estate Investment Trusts (REITs) - 0.60%
Americold Realty Trust	8,948	259,939
Digital Realty Trust, Inc.	4,270	616,802
Equinix, Inc.	994	785,389
Equity Commonwealth	12,710	330,206
Realty Income Corp.	9,780	634,331
Rexford Industrial Realty, Inc.	5,572	316,211
Sun Communities, Inc.	3,299	610,645
		3,553,523
Semiconductors & Semiconductor Equipment - 0.05%
Cree, Inc.	3,962	319,852

Software - 0.81%
Alteryx, Inc. - Class A	4,474	327,049
Avalara, Inc.	2,052	358,628
Coupa Software, Inc.	1,336	292,825
Everbridge, Inc.	2,244	338,934
nCino, Inc.	5,447	386,900
PROS Holdings, Inc.	12,428	440,945
RingCentral, Inc. - Class A	2,983	648,803
salesforce.com, Inc.	2,700	732,294
Splunk, Inc.	4,307	623,266
Unity Software, Inc.	5,320	671,650
		4,821,294
Specialty Retail - 0.03%
Vroom, Inc.	9,134	201,587
TOTAL COMMON STOCKS
(Proceeds $54,096,936)		$50,904,463

INVESTMENT COMPANIES - 2.66%

Exchange Traded Funds - 2.66%
Consumer Staples Select Sector SPDR Fund	28,643	$1,971,784
Energy Select Sector SPDR Fund	40,534	2,111,416
Invesco QQQ Trust Series 1	5,613	2,009,229
iShares Expanded Tech-Software Sector ETF	3,811	1,521,123
iShares S&P 100 ETF	18,891	3,729,839
SPDR S&P 500 ETF Trust	4,971	2,133,255
Utilities Select Sector SPDR Fund	35,793	2,286,457
TOTAL EXCHANGE TRADED FUNDS
(Proceeds $15,222,432)		$15,763,103

TOTAL SECURITIES SOLD SHORT
(Proceeds $69,319,368) - 11.25%		$66,667,566

Percentages are stated as a percent of net assets.

ADR    American Depositary Receipt

(a)	Non-income producing security.
(b)	Foreign issued security.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

See Notes to the Financial Statements.	Leuthold Funds - 2021 Annual Report	31

Leuthold Global Fund
Schedule of Investments
September 30, 2021

	Shares	Fair Value
COMMON STOCKS - 63.19%

Air Freight & Logistics - 0.79%
Atlas Air Worldwide Holdings, Inc. (a)	1,491	$121,785
FedEx Corp.	472	103,505
		225,290
Banks - 4.12%
Ameris Bancorp	1,840	95,459
Associated Banc-Corp.	4,482	96,004
BancorpSouth Bank	2,740	81,597
Bank Tabungan Negara Persero Tbk PT (a)(b)	616,400	60,589
Citizens Financial Group, Inc.	3,419	160,625
FNB Corp.	8,052	93,564
Investors Bancorp, Inc.	7,057	106,631
Mebuki Financial Group, Inc. (b)	40,400	88,512
The PNC Financial Services Group, Inc.	1,082	211,683
Simmons First National Corp.	2,849	84,216
Valley National Bancorp	7,595	101,090
		1,179,970
Capital Markets - 5.52%
Evercore, Inc. - Class A	962	128,590
The Goldman Sachs Group, Inc.	928	350,812
Haitong Securities Co., Ltd. -H Shares (b)	74,000	67,461
LPL Financial Holdings, Inc.	1,251	196,107
Meritz Securities Co., Ltd. (b)	15,746	65,256
Morgan Stanley	4,547	442,468
Raymond James Financial, Inc.	1,832	169,011
Stifel Financial Corp.	2,360	160,386
		1,580,091
Communications Equipment - 3.48%
Ciena Corp. (a)	2,060	105,781
Cisco Systems, Inc.	4,260	231,872
Juniper Networks, Inc.	3,785	104,163
Lumentum Holdings, Inc. (a)	1,288	107,599
NETGEAR, Inc. (a)	2,505	79,935
Spirent Communications PLC (b)	31,351	117,491
Telefonaktiebolaget LM Ericsson -Class B - ADR	12,908	144,570
Wistron NeWeb Corp. (b)	40,000	104,168
		995,579
Construction Materials - 2.74%
Asia Cement Corp. (b)	45,000	73,226
Buzzi Unicem SpA (b)	2,709	61,533
China National Building Material Co., Ltd. - H Shares (b)	72,000	96,852
China Resources Cement Holdings, Ltd. (b)	50,000	48,060
CRH PLC - ADR	2,881	134,658
HeidelbergCement AG (b)	1,348	100,565
Holcim, Ltd. (b)	1,991	95,936
Martin Marietta Materials, Inc.	367	125,397
Taiheiyo Cement Corp. (b)	2,300	47,519
		783,746
Consumer Finance - 2.96%
Ally Financial, Inc.	2,638	134,670
Capital One Financial Corp.	1,466	237,448
Credit Corp Group, Ltd. (b)	3,336	71,968
Discover Financial Services	1,439	176,781
OneMain Holdings, Inc.	1,633	90,354
Synchrony Financial	2,782	135,984
		847,205
Distributors - 0.38%
LKQ Corp. (a)	2,153	108,339

32	Leuthold Funds - 2021 Annual Report	See Notes to the Financial Statements.

Leuthold Global Fund
Schedule of Investments (continued)
September 30, 2021

	Shares	Fair Value
COMMON STOCKS - 63.19% (continued)

Household Durables - 6.93%
Barratt Developments PLC (b)	11,972	$105,830
Electrolux AB - Class B (b)	3,380	78,091
Forbo Holding AG (b)	28	55,306
Haier Smart Home Co., Ltd. -H Shares (b)	30,800	107,672
Haseko Corp. (b)	8,100	108,149
KB Home	3,653	142,175
La-Z-Boy, Inc.	1,141	36,774
Lennar Corp. - Class A	2,373	222,303
LG Electronics, Inc. (b)	889	94,503
Meritage Homes Corp. (a)	2,246	217,862
Mohawk Industries, Inc. (a)	540	95,796
Redrow PLC (b)	12,111	108,761
Sony Group Corp. - ADR	1,591	175,933
TCL Electronics Holdings, Ltd. (b)	54,000	26,816
Toll Brothers, Inc.	3,203	177,094
Tri Pointe Homes, Inc. (a)	7,063	148,464
Whirlpool Corp.	405	82,563
		1,984,092
Insurance - 2.75%
American Equity Investment Life Holding Co.	3,106	91,845
CNO Financial Group, Inc.	4,016	94,537
Legal & General Group PLC (b)	29,891	112,303
Medibank Pvt, Ltd. (b)	35,662	91,053
MetLife, Inc.	3,666	226,302
Phoenix Group Holdings PLC (b)	8,461	73,147
Unum Group	3,890	97,483
		786,670
Interactive Media & Services - 2.57%
Alphabet, Inc. - Class A (a)	181	483,907
Facebook, Inc. - Class A (a)	741	251,488
		735,395
IT Services - 2.25%
Accenture PLC - Class A (b)	846	270,652
NS Solutions Corp. (b)	2,700	91,607
TIS, Inc. (b)	4,300	117,365
Wipro, Ltd. - ADR	18,571	163,982
		643,606
Life Sciences Tools & Services - 3.59%
Charles River Laboratories International, Inc. (a)	518	213,763
Eurofins Scientific SE (a)(b)	1,168	149,651
Gerresheimer AG (b)	786	76,907
ICON PLC (a)(b)	328	85,943
Medpace Holdings, Inc. (a)	832	157,481
Siegfried Holding AG (b)	119	106,024
Syneos Health, Inc. (a)	1,446	126,496
Waters Corp. (a)	316	112,907
		1,029,172
Machinery - 0.73%
Indutrade AB (b)	7,494	208,395

Marine - 2.18%
AP Moller - Maersk A/S -Class B (b)	72	194,910
Evergreen Marine Corp. Taiwan, Ltd. (b)	53,000	235,455
Matson, Inc.	1,143	92,252
Star Bulk Carriers Corp. (b)	4,216	101,353
		623,970

See Notes to the Financial Statements.	Leuthold Funds - 2021 Annual Report	33

Leuthold Global Fund
Schedule of Investments (continued)
September 30, 2021

	Shares	Fair Value
COMMON STOCKS - 63.19% (continued)

Metals & Mining - 3.88%
Anglo American PLC (b)	3,990	$139,844
BHP Group, Ltd. - LN Shares - ADR	3,145	168,320
Boliden AB (b)	2,367	75,792
Fortescue Metals Group, Ltd. (b)	8,157	86,889
Grupo Mexico SAB de CV (b)	38,400	152,696
Korea Zinc Co., Ltd. (b)	199	83,955
Rio Tinto PLC - AU Shares - ADR	2,730	182,419
Sumitomo Metal Mining Co., Ltd. (b)	2,200	79,553
Ternium SA - ADR	3,367	142,424
		1,111,892
Oil, Gas & Consumable Fuels - 5.30%
Aker BP ASA (b)	3,965	128,519
Antero Midstream Corp.	13,708	142,837
APA Corp.	5,215	111,757
Canadian Natural Resources, Ltd. (b)	5,685	207,730
Enbridge, Inc. (b)	2,493	99,221
EOG Resources, Inc.	2,705	217,130
Inpex Corp. (b)	15,100	117,574
Lundin Energy AB (b)	3,408	126,509
PTT Exploration & Production PCL - NVDR (b)	31,100	107,137
Thungela Resources, Ltd. (a)(b)	399	2,477
Tourmaline Oil Corp. (b)	3,774	131,849
Whiting Petroleum Corp. (a)	2,148	125,465
		1,518,205
Paper & Forest Products - 0.17%
China Forestry Holdings Co., Ltd. (a)(b)(d)(e)	2,484,000	47,863
Professional Services - 0.83%
CACI International, Inc. (a)	562	147,300
ManTech International Corp. -Class A	1,196	90,800
		238,100
Semiconductors & Semiconductor Equipment - 8.73%
Amkor Technology, Inc.	5,251	131,012
Applied Materials, Inc.	2,153	277,156
ASM International NV (b)	847	331,700
Diodes, Inc. (a)	1,594	144,400
Globalwafers Co., Ltd. (b)	7,000	197,470
Intel Corp.	3,149	167,779
Lam Research Corp.	624	355,150
Marvell Technology, Inc.	3,263	196,791
Sino-American Silicon Products, Inc. (b)	27,000	173,565
SK Hynix, Inc. (b)	1,511	129,351
Skyworks Solutions, Inc.	1,147	189,003
SUMCO Corp. (b)	6,500	129,679
Taiwan Surface Mounting Technology Corp. (b)	21,000	76,020
		2,499,076
Specialty Retail - 0.51%
Penske Automotive Group, Inc.	1,448	145,669

Technology Hardware, Storage & Peripherals - 0.80%
HP, Inc.	4,310	117,922
Logitech International SA (b)	1,262	111,245
		229,167
Trading Companies & Distributors - 1.98%
Air Lease Corp.	1,793	70,537
ITOCHU Corp. (b)	3,700	107,766
Mitsui & Co., Ltd. (b)	4,500	98,401
Triton International, Ltd. (b)	2,200	114,488
WESCO International, Inc. (a)	1,540	177,593
		568,785

TOTAL COMMON STOCKS
(Cost $13,952,583)		$18,090,277

34	Leuthold Funds - 2021Annual Report	See Notes to the Financial Statements.

Leuthold Global Fund
Schedule of Investments (continued)
September 30, 2021

	Shares	Fair Value
INVESTMENT COMPANIES - 17.34%

Exchange Traded Funds - 17.34%
Invesco CurrencyShares Japanese Yen Trust (a)	8,531	$720,528
iShares Floating Rate Bond ETF	11,821	600,980
iShares Gold Trust (a)	8,255	275,799
iShares International Treasury Bond ETF	8,318	427,129
iShares MBS ETF	2,503	270,674
iShares TIPS Bond ETF	3,624	462,749
SPDR Bloomberg Barclays Short-Term High Yield Bond ETF	14,802	405,427
SPDR Gold Shares (a)	5,337	876,442
VanEck China Bond ETF	4,697	114,560
Vanguard Short-Term Inflation-Protected Securities ETF	15,401	809,785
TOTAL INVESTMENT COMPANIES (Cost $4,709,537)		$4,964,073

		Principal Amount	Fair Value
CORPORATE BONDS - 2.00%

Banks - 2.00%
JPMorgan Chase & Co. 1.500%, 01/27/2025		$470,000	$573,250
TOTAL CORPORATE BONDS (Cost $516,817)			$573,250

FOREIGN GOVERNMENT BONDS - 3.01%
French Republic Government Bond OAT 1.250%, 05/25/2034 (b)	EUR	474,000	$611,665
United Kingdom Gilt 4.750%, 12/07/2030 (b)	GBP	140,000	251,636
TOTAL FOREIGN GOVERNMENT BONDS (Cost $819,555)			$863,301

	Shares	Fair Value
SHORT-TERM INVESTMENTS - 11.97%

Money Market Funds - 11.97%
Fidelity Institutional Money Market Funds - Government Portfolio -Class I, 0.0100% (c)(f)	3,426,502	$3,426,502
TOTAL SHORT-TERM INVESTMENTS (Cost $3,426,502)		$3,426,502

Total Investments (Cost $23,424,994) - 97.51%		$27,917,403
Other Assets in Excess of Liabilities - 2.49%		711,820
TOTAL NET ASSETS - 100.00%		$28,629,223

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
EUR	Euro
GBP	British Pound
NVDR	Non Voting Depositary Receipt
(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	The rate quoted is the annualized seven-day effective yield as of September 30, 2021.
(d)	Illiquid security. The fair value of these securities total $47,863 which represents 0.17% of total net assets.
(e)	This security is currently being fair valued in accordance with procedures established by the Board of Directors of Leuthold Funds, Inc. and is deemed a Level 3 security as it is valued using significant unobservable inputs.
(f)	All or a portion of the assets have been committed as collateral for open securities sold short.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been  licensed for use by U.S. Bancorp Fund Services, LLC.

See Notes to the Financial Statements.	Leuthold Funds - 2021 Annual Report	35

Leuthold Global Fund
Schedule of Investments (continued)
September 30, 2021

	Fair Value	Percentage of Total Investments
CURRENCY EXPOSURE
Australian Dollar	$249,910	0.90%
British Pound	911,489	3.27
Canadian Dollar	131,849	0.47
Danish Krone	194,910	0.70
Euro	1,905,271	6.82
Hong Kong Dollar	394,724	1.41
Indonesian Rupiah	60,589	0.22
Japanese Yen	938,606	3.36
Mexican Peso	152,696	0.55
Norwegian Krone	128,519	0.46
South Korean Won	373,065	1.34
Swedish Krona	488,787	1.75
Swiss Franc	257,266	0.92
Taiwan New Dollar	783,884	2.81
Thai Baht	107,137	0.38
US Dollar	20,838,701	74.64
Total Investments	$27,917,403	100.00%

	Fair Value	Percentage of Total Investments
PORTFOLIO DIVERSIFICATION
Australia	$418,230	1.50%
Bermuda	114,488	0.41
Canada	438,800	1.57
China	319,848	1.14
Denmark	194,910	0.70
France	611,665	2.19
Germany	177,472	0.63
Greece	101,353	0.36
Hong Kong	74,876	0.27
India	163,982	0.59
Indonesia	60,589	0.22
Ireland	491,253	1.76
Italy	61,533	0.22
Japan	1,162,058	4.16
Luxembourg	292,075	1.05
Mexico	152,696	0.55
Netherlands	331,700	1.19
Norway	128,519	0.46
South Africa	2,477	0.01
South Korea	373,065	1.34
Sweden	633,357	2.27
Switzerland	368,511	1.32
Taiwan	859,904	3.08
Thailand	107,137	0.38
United Kingdom	1,091,431	3.91
United States	19,185,474	68.72
Total Investments	$27,917,403	100.00%

36	Leuthold Funds - 2021 Annual Report	See Notes to the Financial Statements.

Leuthold Global Fund
Schedule of Securities Sold Short - (a)
September 30, 2021

	Shares	Fair Value
COMMON STOCKS - 0.61%

Aerospace & Defense - 0.02%
HEICO Corp.	9	$1,187
Kratos Defense & Security Solutions, Inc.	46	1,026
TransDigm Group, Inc.	4	2,498
		4,711
Auto Components - 0.00% (c)
BorgWarner, Inc.	25	1,080

Automobiles - 0.01%
Ferrari NV (b)	12	2,510

Banks - 0.00% (c)
Community Bank System, Inc.	16	1,095

Biotechnology - 0.01%
Seagen, Inc.	18	3,056

Building Products - 0.00% (c)
Trex Co., Inc.	11	1,121

Capital Markets - 0.04%
CME Group, Inc. - Class A	12	2,321
Credit Suisse Group AG - ADR	229	2,258
Hamilton Lane, Inc. - Class A	18	1,527
Intercontinental Exchange, Inc.	21	2,411
MarketAxess Holdings, Inc.	5	2,103
		10,620
Chemicals - 0.03%
Air Products and Chemicals, Inc.	8	2,049
Ecolab, Inc.	12	2,503
International Flavors & Fragrances, Inc.	18	2,407
		6,959

Commercial Services & Supplies - 0.03%
Casella Waste Systems, Inc. - Class A	17	1,291
Cintas Corp.	6	2,284
MSA Safety, Inc.	8	1,166
Ritchie Bros Auctioneers, Inc. (b)	19	1,171
Rollins, Inc.	64	2,261
		8,173
Consumer Finance - 0.01%
Green Dot Corp.	26	1,309

Containers & Packaging - 0.01%
Ball Corp.	26	2,339

Diversified Consumer Services - 0.01%
2U, Inc.	27	907
Bright Horizons Family Solutions, Inc.	8	1,115
Chegg, Inc.	15	1,020
		3,042
Electric Utilities - 0.02%
Avangrid, Inc.	48	2,333
Eversource Energy	27	2,207
PG&E Corp.	250	2,400
		6,940
Electrical Equipment - 0.00%(c)
Sunrun, Inc.	23	1,012

Entertainment - 0.02%
Madison Square Garden Sports Corp. - Class A	11	2,046
Spotify Technology SA (b)	10	2,253
Warner Music Group Corp. - Class A	27	1,154
Zynga, Inc.	108	813
		6,266

See Notes to the Financial Statements.	Leuthold Funds - 2021 Annual Report	37

Leuthold Global Fund
Schedule of Securities Sold Short - (a) (continued)
September 30, 2021

	Shares	Fair Value
COMMON STOCKS - 0.61% (continued)

Food Products - 0.02%
Beyond Meat, Inc.	9	$947
Hormel Foods Corp.	49	2,009
McCormick & Co., Inc.	27	2,188
TreeHouse Foods, Inc.	30	1,197
		6,341
Health Care Equipment & Supplies - 0.02%
Alcon, Inc. (b)	33	2,656
Insulet Corp.	9	2,558
		5,214
Health Care Providers & Services - 0.01%
1Life Healthcare, Inc.	44	891
Guardant Health, Inc.	9	1,125
Oak Street Health, Inc.	22	936
		2,952
Health Care Technology - 0.02%

Multiplan Corp.	166	935
Schrodinger, Inc.	17	929
Teladoc Health, Inc.	16	2,029
Veeva Systems, Inc. - Class A	7	2,017
		5,910
Hotels, Restaurants & Leisure - 0.04%
Aramark	34	1,117
Choice Hotels International, Inc.	10	1,264
Hyatt Hotels Corp. - Class A	16	1,234
Las Vegas Sands Corp.	67	2,452
Planet Fitness, Inc. - Class A	15	1,178
Royal Caribbean Cruises, Ltd.	31	2,758
Wingstop, Inc.	9	1,475
Wynn Resorts, Ltd.	11	932
		12,410
Household Products - 0.02%
The Clorox Co.	14	2,319
Kimberly-Clark Corp.	17	2,251
		4,570
Independent Power and Renewable Electricity Producers - 0.00% (c)
Ormat Technologies, Inc.	17	1,132

Industrial Conglomerates - 0.01%
Roper Technologies, Inc.	5	2,231

Insurance - 0.01%
Arthur J. Gallagher & Co.	17	2,527
Goosehead Insurance, Inc. - Class A	9	1,371
		3,898
Interactive Media & Services - 0.01%
Zillow Group, Inc. - Class C	14	1,234

IT Services - 0.04%
BigCommerce Holdings, Inc.	21	1,063
MongoDB, Inc.	5	2,357
Okta, Inc. - Class A	11	2,611
Repay Holdings Corp.	53	1,221
Snowflake, Inc.	8	2,419
Square, Inc. - Class A	9	2,159
Wix.com, Ltd. (b)	4	784
		12,614
Leisure Products - 0.01%
Peloton Interactive, Inc. - Class A	25	2,176

Life Sciences Tools & Services - 0.01%
Adaptive Biotechnologies Corp.	27	918
Berkeley Lights, Inc.	33	645
		1,563
Machinery - 0.00% (c)
Proto Labs, Inc.	14	932

38	Leuthold Funds - 2021 Annual Report	See Notes to the Financial Statements.

Leuthold Global Fund
Schedule of Securities Sold Short - (a) (continued)
September 30, 2021

	Shares	Fair Value
COMMON STOCKS - 0.61% (continued)

Metals & Mining - 0.01%
Franco-Nevada Corp. (b)	16	$2,079
Royal Gold, Inc.	10	955
		3,034
Oil, Gas & Consumable Fuels - 0.03%
Cameco Corp. (b)	65	1,412
Cenovus Energy, Inc. (b)	166	1,670
EQT Corp.	70	1,432
HollyFrontier Corp.	40	1,325
New Fortress Energy, Inc.	38	1,055
Phillips 66	31	2,171
		9,065
Pharmaceuticals - 0.02%
AstraZeneca PLC - ADR	45	2,703
Elanco Animal Health, Inc.	35	1,116
Viatris, Inc.	80	1,084
		4,903
Professional Services - 0.01%
Clarivate PLC (b)	52	1,139
CoStar Group, Inc.	30	2,582
		3,721
Real Estate Investment Trusts (REITs) - 0.05%
Americold Realty Trust	30	872
Digital Realty Trust, Inc.	15	2,167
Equinix, Inc.	4	3,161
Equity Commonwealth	43	1,117
Realty Income Corp.	33	2,140
Rexford Industrial Realty, Inc.	19	1,078
Sun Communities, Inc.	11	2,036
		12,571

Semiconductors & Semiconductor Equipment - 0.00% (c)
Cree, Inc.	14	1,130

Software - 0.06%
Alteryx, Inc. - Class A	15	1,096
Avalara, Inc.	7	1,223
Coupa Software, Inc.	5	1,096
Everbridge, Inc.	8	1,208
nCino, Inc.	19	1,350
PROS Holdings, Inc.	42	1,490
RingCentral, Inc. - Class A	10	2,175
salesforce.com, Inc.	9	2,441
Splunk, Inc.	15	2,171
Unity Software, Inc.	18	2,273
		16,523
Specialty Retail - 0.00% (c)
Vroom, Inc.	31	684
TOTAL COMMON STOCKS (Proceeds $181,406)		$175,041

INVESTMENT COMPANIES - 8.45%

Exchange Traded Funds - 8.45%
Consumer Staples Select Sector SPDR Fund	98	$6,746
Energy Select Sector SPDR Fund	137	7,136
Invesco QQQ Trust Series 1	19	6,801
iShares Expanded Tech-Software Sector ETF	13	5,189
iShares MSCI ACWI ETF	11,782	1,177,257
iShares MSCI EAFE ETF	12,070	941,581
iShares MSCI Emerging Markets ETF	4,862	244,948

See Notes to the Financial Statements.	Leuthold Funds - 2021 Annual Report	39

Leuthold Global Fund
Schedule of Securities Sold Short - (a) (continued)
September 30, 2021

	Shares	Fair Value
INVESTMENT COMPANIES - 8.45% (continued)

Exchange Traded Funds - 8.45% (continued)
iShares S&P 100 ETF	65	$12,834
SPDR S&P 500 ETF Trust	19	8,154
Utilities Select Sector SPDR Fund	121	7,729
TOTAL INVESTMENT COMPANIES (Proceeds $2,207,732)		$2,418,375

TOTAL SECURITIES SOLD SHORT
(Proceeds $2,389,138) - 9.06%		$2,593,416

Percentages are stated as a percent of net assets.

ADR   American Depositary Receipt

(a)   Non-income producing security.

(b)   Foreign issued security.

(c)   Rounds to less than 0.005%.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

40	Leuthold Funds - 2021 Annual Report	See Notes to the Financial Statements.

Leuthold Select Industries Fund
Schedule of Investments
September 30, 2021

	Shares	Fair Value
COMMON STOCKS - 99.55%

Air Freight & Logistics - 1.21%
Atlas Air Worldwide Holdings, Inc. (a)	1,248	$101,937
Hub Group, Inc. - Class A (a)	1,107	76,106
		178,043
Banks - 1.72%
Citigroup, Inc.	1,773	124,429
JPMorgan Chase & Co.	784	128,333
		252,762
Capital Markets - 9.16%
Evercore, Inc. - Class A	1,202	160,671
The Goldman Sachs Group, Inc.	849	320,948
Jefferies Financial Group, Inc.	2,391	88,778
Morgan Stanley	3,058	297,574
Raymond James Financial, Inc.	1,708	157,614
Stifel Financial Corp.	2,224	151,143
UBS Group AG (b)	10,899	173,730
		1,350,458
Construction & Engineering - 1.31%
Comfort Systems USA, Inc.	1,163	82,945
MasTec, Inc. (a)	1,283	110,697
		193,642
Consumer Finance - 4.93%
Ally Financial, Inc.	2,264	115,577
Capital One Financial Corp.	1,132	183,350
Discover Financial Services	880	108,108
OneMain Holdings, Inc.	1,797	99,428
Santander Consumer USA Holdings, Inc.	2,621	109,296
Synchrony Financial	2,284	111,642
		727,401
Containers & Packaging - 6.22%
Amcor PLC (b)	10,065	116,653
Berry Global Group, Inc. (a)	1,092	66,481
Graphic Packaging Holding Co.	7,529	143,352
International Paper Co.	2,388	133,537
O-I Glass, Inc. (a)	3,867	55,182
Sealed Air Corp.	2,659	145,687
Sonoco Products Co.	2,033	121,126
Westrock Co.	2,696	134,342
		916,360
Distributors - 0.95%
LKQ Corp. (a)	2,790	140,393

Electronic Equipment, Instruments & Components - 2.22%
Arrow Electronics, Inc. (a)	667	74,897
Insight Enterprises, Inc. (a)	1,246	112,240
SYNNEX Corp.	1,344	139,910
		327,047
Food & Staples Retailing - 4.27%
BJ's Wholesale Club Holdings, Inc. (a)	3,014	165,529
Costco Wholesale Corp.	541	243,098
Walmart, Inc.	1,589	221,475
		630,102
Health Care Equipment & Supplies - 0.74%
Abbott Laboratories	928	109,625

Health Care Providers & Services - 11.64%
Anthem, Inc.	284	105,875
Centene Corp. (a)	2,487	154,965
Cigna Corp.	423	84,668
CVS Health Corp.	1,257	106,669
Encompass Health Corp.	1,592	119,464
Fresenius Medical Care AG & Co. KGaA - ADR	1,514	52,945

See Notes to the Financial Statements.	Leuthold Funds - 2021 Annual Report	41

Leuthold Select Industries Fund
Schedule of Investments
September 30, 2021

	Shares	Fair Value
COMMON STOCKS - 99.55% (continued)

Health Care Providers & Services - 11.64% (continued)
HCA Healthcare, Inc.	1,345	$326,458
Humana, Inc.	408	158,773
Laboratory Corp. of America Holdings (a)	356	100,193
Premier, Inc.	1,413	54,768
Quest Diagnostics, Inc.	549	79,775
UnitedHealth Group, Inc.	731	285,631
Universal Health Services, Inc.- Class B	620	85,789
		1,715,973
Household Durables - 7.41%
D.R. Horton, Inc.	2,319	194,727
KB Home	1,723	67,059
La-Z-Boy, Inc.	1,708	55,049
Lennar Corp. - Class A	1,387	129,934
Meritage Homes Corp. (a)	990	96,030
Mohawk Industries, Inc. (a)	596	105,730
PulteGroup, Inc.	3,512	161,271
Sony Group Corp. - ADR	679	75,084
Toll Brothers, Inc.	2,132	117,878
Whirlpool Corp.	439	89,495
		1,092,257
Interactive Media & Services - 4.70%
Alphabet, Inc. - Class A (a)	188	502,622
Facebook, Inc. - Class A (a)	560	190,058
		692,680
IT Services - 4.04%
Concentrix Corp. (a)	1,344	237,888
Mastercard, Inc. - Class A	557	193,658
Visa, Inc. - Class A	739	164,612
		596,158
Life Sciences Tools & Services - 0.74%
Thermo Fisher Scientific, Inc.	190	108,553

Media - 0.94%
Comcast Corp. - Class A	2,480	138,706

Metals & Mining - 0.54%
ArcelorMittal SA - NYRS	2,662	80,286

Multiline Retail - 5.85%
Dollar General Corp.	1,353	287,026
Target Corp.	2,512	574,670
		861,696
Paper & Forest Products - 0.64%
Louisiana-Pacific Corp.	1,533	94,080

Professional Services - 4.95%
ASGN, Inc. (a)	1,380	156,133
Insperity, Inc.	1,081	119,710
Korn Ferry	1,508	109,119
ManpowerGroup, Inc.	1,000	108,280
Robert Half International, Inc.	1,615	162,033
TriNet Group, Inc. (a)	791	74,813
		730,088
Semiconductors & Semiconductor Equipment - 9.41%
Applied Materials, Inc.	2,648	340,877
KLA Corp.	546	182,642
Lam Research Corp.	777	442,230
MKS Instruments, Inc.	1,006	151,815
SolarEdge Technologies, Inc. (a)(b)	1,017	269,729
		1,387,293
Software - 4.73%
Adobe, Inc. (a)	319	183,655
Microsoft Corp.	1,819	512,812
		696,467

42	Leuthold Funds - 2021 Annual Report	See Notes to the Financial Statements.

Leuthold Select Industries Fund
Schedule of Investments (continued)
September 30, 2021

	Shares	Fair Value

COMMON STOCKS - 99.55% (continued)

Specialty Retail - 5.22%
Asbury Automotive Group, Inc. (a)	397	$78,106
AutoNation, Inc. (a)	973	118,472
Best Buy Co., Inc.	699	73,891
Group 1 Automotive, Inc.	451	84,734
The Home Depot, Inc.	307	100,776
Penske Automotive Group, Inc.	1,141	114,785
Rent-A-Center, Inc.	1,513	85,046
Williams-Sonoma, Inc.	637	112,959
		768,769
Technology Hardware, Storage & Peripherals - 2.09%
Apple, Inc.	1,592	225,268
Dell Technologies, Inc. - Class C (a)	790	82,192
		307,460
Thrifts & Mortgage Finance - 0.95%
Flagstar Bancorp, Inc.	1,615	82,009
PennyMac Financial Services, Inc.	952	58,196
		140,205
Trading Companies & Distributors - 2.47%
MSC Industrial Direct Co., Inc. - Class A	554	44,425
Triton International, Ltd. (b)	1,090	56,723
United Rentals, Inc. (a)	505	177,220
WESCO International, Inc. (a)	749	86,375
		364,743
Wireless Telecommunication Services - 0.50%
T-Mobile US, Inc. (a)	574	73,334
TOTAL COMMON STOCKS (Cost $9,961,571)		$14,674,581

SHORT-TERM INVESTMENTS - 1.29%

Money Market Funds - 1.29%
Fidelity Institutional Money Market Funds - Government Portfolio - Class I, 0.0100% (c)	189,947	189,947
TOTAL SHORT-TERM INVESTMENTS (Cost $189,947)		$189,947

Total Investments (Cost $10,151,518) - 100.84%		$14,864,528
Liabilities in Excess of Other Assets - (0.84)%		(123,924)
TOTAL NET ASSETS - 100.00%		$14,740,604

Percentages are stated as a percent of net assets.

ADR     American Depositary Receipt

NYRS   New York Registry Shares

(a)   Non-income producing security.

(b)   Foreign issued security.

(c)   The rate quoted is the annualized seven-day effective yield as of September 30, 2021.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

See Notes to the Financial Statements.	Leuthold Funds - 2021 Annual Report	43

Grizzly Short Fund
Schedule of Investments
September 30, 2021

	Shares	Fair Value
SHORT-TERM INVESTMENTS - 78.75%

Money Market Funds - 78.75%
Fidelity Institutional Money Market Funds - Government Portfolio - Class I, 0.010% (a)(b)	47,797,700	$47,797,700
TOTAL SHORT-TERM INVESTMENTS (Cost $47,797,700)		$47,797,700

Total Investments (Cost $47,797,700) - 78.75%		$47,797,700
Other Assets in Excess of Liabilities - (b) 21.25%		12,899,196
TOTAL NET ASSETS - 100.00%		$60,696,896

Percentages are stated as a percent of net assets.

(a)	The rate quoted is the annualized seven-day yield as of September 30, 2021.
(b)	All or a portion of the assets have been committed as collateral for open securities sold short.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

44	Leuthold Funds - 2021 Annual Report	See Notes to the Financial Statements.

Grizzly Short Fund
Schedule of Securities Sold Short - (a)
September 30, 2021

	Shares	Fair Value
COMMON STOCKS - 70.77%

Aerospace & Defense - 1.91%
HEICO Corp.	2,237	$294,993
Kratos Defense & Security Solutions, Inc.	11,186	249,560
TransDigm Group, Inc.	979	611,454
		1,156,007
Auto Components - 0.44%
BorgWarner, Inc.	6,152	265,828

Automobiles - 0.96%
Ferrari NV (b)	2,796	584,699

Banks - 0.46%
Community Bank System, Inc.	4,055	277,443

Biotechnology - 1.25%
Seagen, Inc.	4,474	759,685

Building Products - 0.45%
Trex Co., Inc.	2,657	270,828

Capital Markets - 4.28%
CME Group, Inc. - Class A	2,936	567,764
Credit Suisse Group AG - ADR	56,489	556,981
Hamilton Lane, Inc. - Class A	4,335	367,695
Intercontinental Exchange, Inc.	5,034	578,004
MarketAxess Holdings, Inc.	1,258	529,228
		2,599,672
Chemicals - 2.77%
Air Products and Chemicals, Inc.	1,958	501,463
Ecolab, Inc.	2,796	583,302
International Flavors & Fragrances, Inc.	4,474	598,263
		1,683,028
Commercial Services & Supplies - 3.33%
Casella Waste Systems, Inc. - Class A	4,195	318,568
Cintas Corp.	1,530	582,410
MSA Safety, Inc.	1,818	264,882
Ritchie Bros Auctioneers, Inc. (b)	4,754	293,132
Rollins, Inc.	15,940	563,160
		2,022,152
Consumer Finance - 0.53%
Green Dot Corp.	6,432	323,723

Containers & Packaging - 0.95%
Ball Corp.	6,432	578,687

Diversified Consumer Services - 1.25%
2U, Inc.	6,712	225,322
Bright Horizons Family Solutions, Inc.	1,958	272,984
Chegg, Inc.	3,775	256,776
		755,082
Electric Utilities - 2.85%
Avangrid, Inc.	12,083	587,234
Eversource Energy	6,712	548,773
PG&E Corp.	61,942	594,643
		1,730,650
Electrical Equipment - 0.42%
Sunrun, Inc.	5,733	252,252

Entertainment - 2.51%
Madison Square Garden Sports Corp. - Class A	2,657	494,069
Spotify Technology SA (b)	2,377	535,633
Warner Music Group Corp. - Class A	6,826	291,743
Zynga, Inc.	26,567	200,050
		1,521,495

See Notes to the Financial Statements.	Leuthold Funds - 2021 Annual Report	45

Grizzly Short Fund
Schedule of Securities Sold Short - (a)
September 30, 2021

	Shares	Fair Value
COMMON STOCKS - 70.77% (continued)

Food Products - 2.62%
Beyond Meat, Inc.	2,377	$250,203
Hormel Foods Corp.	12,165	498,765
McCormick & Co., Inc.	6,712	543,873
TreeHouse Foods, Inc.	7,488	298,622
		1,591,463
Health Care Equipment & Supplies - 2.14%
Alcon, Inc. (b)	8,250	663,877
Insulet Corp.	2,237	635,823
		1,299,700
Health Care Providers & Services - 1.21%
1Life Healthcare, Inc.	10,906	220,846
Guardant Health, Inc.	2,264	283,023
Oak Street Health, Inc.	5,453	231,916
		735,785
Health Care Technology - 2.45%
Multiplan Corp.	41,108	231,438
Schrodinger, Inc.	4,335	237,038
Teladoc Health, Inc.	3,915	496,461
Veeva Systems, Inc. - Class A	1,818	523,893
		1,488,830
Hotels, Restaurants & Leisure - 5.00%
Aramark	8,389	275,663
Choice Hotels International, Inc.	2,377	300,381
Hyatt Hotels Corp. - Class A	3,915	301,847
Las Vegas Sands Corp.	16,639	608,987
Planet Fitness, Inc. - Class A	3,635	285,529
Royal Caribbean Cruises, Ltd. - ADR	7,690	684,026
Wingstop, Inc.	2,097	343,761
Wynn Resorts, Ltd.	2,796	236,961
		3,037,155
Household Products - 1.86%
The Clorox Co.	3,356	555,787
Kimberly-Clark Corp.	4,335	574,128
		1,129,915
Independent Power and Renewable Electricity Producers - 0.48%
Ormat Technologies, Inc.	4,335	288,754
Industrial Conglomerates - 0.93%
Roper Technologies, Inc.	1,258	561,231
Insurance - 1.55%
Arthur J. Gallagher & Co.	4,195	623,587
Goosehead Insurance, Inc. - Class A	2,097	319,352
		942,939
Interactive Media & Services - 0.50%
Zillow Group, Inc. - Class C	3,404	300,029
IT Services - 5.01%
BigCommerce Holdings, Inc.	5,034	254,922
MongoDB, Inc.	1,187	559,682
Okta, Inc. - Class A	2,657	630,612
Repay Holdings Corp.	13,089	301,440
Snowflake, Inc.	1,989	601,533
Square, Inc. - Class A	2,097	502,944
Wix.com, Ltd. (b)	979	191,855
		3,042,988
Leisure Products - 0.88%
Peloton Interactive, Inc. - Class A	6,158	536,054
Life Sciences Tools & Services - 0.63%
Adaptive Biotechnologies Corp.	6,712	228,141
Berkeley Lights, Inc.	7,970	155,893
		384,034

46	Leuthold Funds - 2021 Annual Report	See Notes to the Financial Statements.

Grizzly Short Fund

Schedule of Securities Sold Short - (a) (continued)
September 30, 2021

	Shares	Fair Value
COMMON STOCKS - 70.77% (continued)

Machinery - 0.38%
Proto Labs, Inc.	3,496	$232,834

Metals & Mining - 1.24%
Franco-Nevada Corp. (b)	3,915	508,598
Royal Gold, Inc.	2,517	240,348
		748,946
Oil, Gas & Consumable Fuels - 3.69%
Cameco Corp. (b)	16,080	349,418
Cenovus Energy, Inc. (b)	40,969	412,148
EQT Corp.	17,198	351,871
HollyFrontier Corp.	9,928	328,915
New Fortress Energy, Inc.	9,368	259,962
Phillips 66	7,690	538,531
		2,240,845
Pharmaceuticals - 2.00%
AstraZeneca PLC - ADR	11,186	671,831
Elanco Animal Health, Inc.	8,669	276,455
Viatris, Inc.	19,715	267,138
		1,215,424
Professional Services - 1.46%
Clarivate PLC (b)	12,864	281,722
CoStar Group, Inc.	6,991	601,645
		883,367
Real Estate Investment Trusts (REITs) - 4.96%
Americold Realty Trust	7,551	219,356
Digital Realty Trust, Inc.	3,635	525,076
Equinix, Inc.	839	662,919
Equity Commonwealth	10,766	279,701
Realty Income Corp.	8,250	535,095
Rexford Industrial Realty, Inc.	4,754	269,789
Sun Communities, Inc.	2,796	517,540
		3,009,476
Semiconductors & Semiconductor Equipment - 0.45%
Cree, Inc.	3,356	270,930

Software - 6.69%
Alteryx, Inc. - Class A	3,775	275,953
Avalara, Inc.	1,678	293,264
Coupa Software, Inc.	1,119	245,262
Everbridge, Inc.	1,922	290,299
nCino, Inc.	4,614	327,732
PROS Holdings, Inc.	10,487	372,079
RingCentral, Inc. - Class A	2,517	547,448
salesforce.com, Inc.	2,237	606,719
Splunk, Inc.	3,635	526,021
Unity Software, Inc.	4,557	575,321
		4,060,098
Specialty Retail - 0.28%
Vroom, Inc.	7,690	169,718
TOTAL COMMON STOCKS
(Proceeds $45,428,340)		$42,951,746

INVESTMENT COMPANIES - 21.93%

Exchange Traded Funds - 21.93%
Consumer Staples Select Sector SPDR Fund	24,190	$1,665,240
Energy Select Sector SPDR Fund	34,257	1,784,447
Invesco QQQ Trust Series 1	4,754	1,701,742
iShares Expanded Tech-Software Sector ETF	3,216	1,283,634
iShares S&P 100 ETF	15,940	3,147,194
SPDR S&P 500 ETF Trust	4,195	1,800,242
Utilities Select Sector SPDR Fund	30,202	1,929,304
TOTAL EXCHANGE TRADED FUNDS
(Proceeds $12,515,195)		$13,311,803

See Notes to the Financial Statements.	Leuthold Funds - 2021 Annual Report	47

Grizzly Short Fund

Schedule of Securities Sold Short - (a) (continued)
September 30, 2021

	Shares	Fair Value
TOTAL SECURITIES SOLD SHORT
(Proceeds $57,943,535) - 92.70%		$56,263,549

Percentages are stated as a percent of net assets.

ADR American Depositary Receipt

(a)	Non-income producing security.
(b)	Foreign issued security.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

48	Leuthold Funds - 2021 Annual Report	See Notes to the Financial Statements.

Leuthold Core ETF

Schedule of Investments
September 30, 2021

	Shares	Fair Value
INVESTMENT COMPANIES - 93.43%

Exchange Traded Funds - 93.43%
Communication Services Select Sector SPDR Fund	9,481	$759,523
Consumer Discretionary Select Sector SPDR Fund	4,966	891,149
Direxion Daily S&P 500 Bear 1x Shares	46,655	731,550
Fidelity MSCI Financials Index ETF	10,234	549,463
Fidelity MSCI Industrials Index ETF	5,418	281,140
Fidelity MSCI Materials Index ETF	11,588	513,001
Invesco CurrencyShares British Pound Sterling Trust (a)	301	39,070
Invesco CurrencyShares Euro Currency Trust (a)	2,411	260,316
Invesco CurrencyShares Japanese Yen Trust (a)	1,507	127,281
Invesco MSCI Global Timber ETF	5,418	195,681
iShares 1-3 Year Treasury Bond ETF	20,016	1,724,378
iShares Floating Rate Bond ETF	6,472	329,036
iShares Gold Trust (a)	18,386	614,276
iShares MBS ETF	754	81,538
iShares TIPS Bond ETF	609	77,763
iShares U.S. Broker-Dealers & Securities Exchanges ETF	7,073	738,421
iShares U.S. Healthcare Providers ETF	3,010	769,891
iShares U.S. Home Construction ETF	6,020	398,404
SPDR Bloomberg Barclays International Corporate Bond ETF	5,425	191,530
SPDR Bloomberg Barclays International Treasury Bond ETF	20,195	580,202
SPDR Bloomberg Barclays Short-Term High Yield Bond ETF	8,590	235,280
SPDR S&P Homebuilders ETF	2,558	183,562
SPDR S&P Metals & Mining ETF	5,117	213,584
SPDR S&P Regional Banking ETF	7,976	540,374
SPDR S&P Retail ETF	1,956	176,666
SPDR S&P Semiconductor ETF	1,204	238,356
Technology Select Sector SPDR Fund	13,846	2,067,485
VanEck J. P. Morgan EM Local Currency Bond ETF	1,959	58,711
Vanguard Short-Term Inflation-Protected Securities ETF	9,042	475,428
TOTAL INVESTMENT COMPANIES
(Cost $12,073,943)		$14,043,059

SHORT-TERM INVESTMENTS - 6.89%

Money Market Funds - 6.89%
Fidelity Institutional Money Market Funds - Government Portfolio - Class I, 0.010% (b)	1,035,134	$1,035,134
TOTAL SHORT-TERM INVESTMENTS
(Cost $1,035,134)		$1,035,134

Total Investments
(Cost $13,109,077) - 100.32%		$15,078,193
Liabilities in Excess of Other Assets - (0.32)%		(48,157)
TOTAL NET ASSETS - 100.00%		$15,030,036

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	The rate quoted is the annualized seven-day effective yield as of September 30, 2021.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

See Notes to the Financial Statements.	Leuthold Funds - 2021 Annual Report	49

Leuthold Funds

Statements of Assets and Liabilities
September 30, 2021

	Leuthold Core Investment Fund	Leuthold Global Fund
ASSETS:
Investments, at cost
Unaffiliated Securities	$388,249,076	$23,424,994
Affiliated Securities	12,317,614	—
Total Investments, at cost	400,566,690	23,424,994

Investments, at fair value
Unaffiliated Securities	564,472,299	27,917,403
Affiliated Securities	12,271,869	—
Total Investments, at fair value	576,744,168	27,917,403
Cash	—	775
Foreign currency (cost $0 and $33,811, respectively)	—	33,451
Receivable for Fund shares sold	429,479	—
Collateral at broker for securities sold short	72,035,625	2,815,696
Tri-party collateral held at custodian	11,000,001	500,001
Interest receivable	171,830	11,483
Dividends receivable	168,692	58,945
Other assets	12,961	11,517
Total Assets	660,562,756	31,349,271

LIABILITIES:
Securities sold short, at fair value (proceeds $69,319,368 and $2,389,138, respectively)	66,667,566	2,593,416
Payable for Fund shares redeemed	284,895	13,655
Payable to Adviser	452,639	21,752
Payable to Custodian	18,531	10,250
Payable to Directors	71,227	1,755
Dividends payable on securities sold short	39,577	137
Distribution (Rule 12b-1) fees payable	—	9,969
Shareholder servicing fees payable	48,975	—
Accrued expenses and other liabilities	479,503	69,114
Total Liabilities	68,062,913	2,720,048
NET ASSETS	$592,499,843	$28,629,223

50	Leuthold Funds - 2021 Annual Report	See Notes to the Financial Statements.

Leuthold Funds

Statements of Assets and Liabilities (continued)
September 30, 2021

	Leuthold Core Investment Fund		Leuthold Global Fund
NET ASSETS CONSIST OF:
Capital stock	$385,518,525		$24,143,831
Total distributable earnings	206,981,318		4,485,392
Total Net Assets	$592,499,843		$28,629,223

Retail Class Shares
Net assets	$286,984,168		$5,690,644
Shares outstanding (1,000,000,000 shares of $0.0001 par value authorized)	12,525,198		585,173
Net Asset Value, Redemption Price, and Offering Price Per Share	$22.91	*	$9.72	*

Institutional Class Shares
Net assets	$305,515,675		$22,938,579
Shares outstanding (1,000,000,000 shares of $0.0001 par value authorized)	13,292,622		2,325,929
Net Asset Value, Redemption Price, and Offering Price Per Share	$22.98	*	$9.86	*

* Redemption price may differ from NAV if redemption fee is applied.

See Notes to the Financial Statements.	Leuthold Funds - 2021 Annual Report	51

Leuthold Funds

Statements of Assets and Liabilities (continued)
September 30, 2021

	Leuthold Select Industries Fund	Grizzly Short Fund	Leuthold Core ETF
ASSETS:
Investments, at cost	$10,151,518	$47,797,700	$13,109,077

Investments, at fair value	14,864,528	47,797,700	15,078,193
Receivable for Fund shares sold	1,456,770	492,469	—
Collateral at broker for securities sold short	—	60,959,146	—
Tri-party collateral held at custodian	—	8,000,001	—
Interest receivable	1	397	8
Dividends receivable	4,924	—	—
Due to Adviser	—	—	9,088
Other assets	11,686	625	—
Total Assets	16,337,909	117,250,338	15,087,289

LIABILITIES:
Securities sold short, at fair value (proceeds $0, $57,943,535, and $0, respectively)	—	56,263,549	—
Payable for investments purchased	1,537,936	—	—
Payable for Fund shares redeemed	—	109,058	—
Payable to Adviser	8,593	60,594	—
Payable to Custodian	3,045	1,650	1,694
Payable to Directors	816	3,267	1,071
Dividends payable on securities sold short	—	34,022	—
Shareholder servicing fees payable	2,015	6,776	—
Accrued expenses and other liabilities	44,900	74,526	54,488
Total Liabilities	1,597,305	56,553,442	57,253
NET ASSETS	$14,740,604	$60,696,896	$15,030,036

52	Leuthold Funds - 2021 Annual Report	See Notes to the Financial Statements.

Leuthold Funds

Statements of Assets and Liabilities (continued)
September 30, 2021

	Leuthold Select Industries Fund		Grizzly Short Fund	Leuthold Core ETF
NET ASSETS CONSIST OF:
Capital stock	$9,274,765		$409,623,379	$13,305,896
Total distributable earnings	5,465,839		(348,926,483)	1,724,140
Total Net Assets	$14,740,604		$60,696,896	$15,030,036

Retail Class Shares
Net assets	$14,740,604		$60,696,896	$15,030,036
Shares outstanding (1,000,000,000 shares of $0.0001 par value authorized)	435,465		8,494,000	500,000
Net Asset Value, Redemption Price, and Offering Price Per Share	$33.85	*	$7.15	$30.06

* Redemption price may differ from NAV if redemption fee is applied.

See Notes to the Financial Statements.	Leuthold Funds - 2021 Annual Report	53

Leuthold Funds

Statements of Operations
For the Year Ended September 30, 2021

	Leuthold Core Investment Fund	Leuthold Global Fund
INVESTMENT INCOME:
Dividend income (net of foreign taxes withheld of $38,024 and $44,689, respectively)	$5,705,818	$399,238
Interest income	474,393	20,958
Total investment income	6,180,211	420,196

EXPENSES:
Investment advisory fees (Note 3)	5,280,954	251,187
Administration fees	299,701	29,211
Transfer agent fees (Note 5)	348,387	48,811
Legal fees	64,307	5,887
Audit fees	101,520	28,520
Fund accounting fees	110,586	14,175
Custody fees	55,551	32,420
Shareholder servicing fees - Retail Class (Note 5)	282,711	—
Registration fees	49,891	37,802
Report to shareholders	52,956	3,912
Directors’ fees	207,067	8,247
Distribution (Rule 12b-1) fees - Retail Class (Note 4)	—	3,318
Other	62,792	4,744
Total expenses before dividends and interest on securities sold short and recoupment from Adviser	6,916,423	468,234
Dividends and interest on securities sold short	763,235	53,280
Recoupment from Adviser (Note 3)	—	13,060
Total expenses	7,679,658	534,574
NET INVESTMENT LOSS	$(1,499,447)	$(114,378)

54	Leuthold Funds - 2021 Annual Report	See Notes to the Financial Statements.

Leuthold Funds

Statements of Operations (continued)
For the Year Ended September 30, 2021

	Leuthold Core Investment Fund	Leuthold Global Fund
REREALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, INVESTMENT COMPANIES, SECURITIES SOLD SHORT, AND FOREIGN CURRENCY AND FOREIGN CURRENCY TRANSLATION:
Net realized gain (loss) on:
Unaffiliated investments	$46,051,509	$2,428,841
Affiliated investments	172,745	—
Investment companies	8,703,292	115,961
Realized gain distributions received from investment companies	63,128	15,232
Securities sold short	(21,915,600)	(365,136)
Foreign currency and foreign currency translation	154,390	(89)
Net unrealized appreciation (depreciation) during the period on:
Unaffiliated investments	58,186,751	2,942,587
Affiliated investments	(918,828)	—
Investment companies	(7,591,850)	(228,527)
Securities sold short	6,246,269	(249,931)
Foreign currency and foreign currency translation	(109,469)	(101,999)
Net realized and unrealized gain on investments, investment companies, securities sold short, and foreign currency and foreign currency translation	89,042,337	4,556,939
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$87,542,890	$4,442,561

See Notes to the Financial Statements.	Leuthold Funds - 2021 Annual Report	55

Leuthold Funds

Statements of Operations (continued)
For the Year Ended September 30, 2021

	Leuthold Select Industries Fund	Grizzly Short Fund	Leuthold Core ETF
INVESTMENT INCOME:
Dividend income (net of foreign taxes withheld of $1,913, $0, and $0, respectively)	$128,281	$4,945	$117,987
Total investment income	128,281	4,945	117,987

EXPENSES:
Investment advisory fees (Note 3)	107,623	810,172	70,090
Administration fees	18,490	37,603	40,380
Transfer agent fees (Note 5)	9,423	57,910	11,614
Legal fees	742	7,342	14,471
Audit fees	27,820	27,820	24,265
Fund accounting fees	5,088	11,196	10,927
Custody fees	6,174	4,404	3,434
Shareholder servicing fees - Retail Class (Note 5)	10,504	43,166	—
Registration fees	26,572	51,771	—
Report to shareholders	1,309	6,916	224
Directors’ fees	3,116	16,820	4,373
Other	2,046	10,969	21,106
Total expenses before dividends and interest on securities sold short and reimbursement from Adviser	218,907	1,086,089	200,884
Dividends and interest on securities sold short	—	815,345	—
Reimbursement from Adviser (Note 3)	(57,473)	—	(109,766)
Total expenses	161,434	1,901,434	91,118
NET INVESTMENT INCOME (LOSS)	$(33,153)	$(1,896,489)	$26,869

56	Leuthold Funds - 2021 Annual Report	See Notes to the Financial Statements.

Leuthold Funds
Statements of Operations (continued)
For the Year Ended September 30, 2021

	Leuthold Select Industries Fund	Grizzly Short Fund	Leuthold Core ETF
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, INVESTMENT COMPANIES, SECURITIES SOLD SHORT, AND FOREIGN CURRENCY AND FOREIGN CURRENCY TRANSLATION:
Net realized gain (loss) on:
Investments	$1,068,123	$—	$—
Investment companies	11,537	—	354,508
Securities sold short	—	(36,562,749)	—
Foreign currency and foreign currency translation	—	(12)	—
Net unrealized appreciation during the period on:
Investments	1,743,898	—	—
Investment companies	—	—	1,303,955
Securities sold short	—	3,744,602	—
Net realized and unrealized gain (loss) on investments,
investment companies, securities sold short, and foreign currency
and foreign currency translation	2,823,558	(32,818,159)	1,658,463
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,790,405	$(34,714,648)	$1,685,332

See Notes to the Financial Statements.	Leuthold Funds - 2021 Annual Report	57

Leuthold Core Investment Fund
Statements of Changes in Net Assets

	Year Ended September 30, 2021	Year Ended September 30, 2020
OPERATIONS:
Net investment income (loss)	$(1,499,447)	$284,150
Net realized gain on investments, investment companies, securities sold short, and foreign currency and foreign currency translation	33,229,464	3,976,996
Net unrealized appreciation on investments, investment companies, securities sold short, and foreign currency and foreign currency translation	55,812,873	28,929,603
Net increase in net assets from operations	87,542,890	33,190,749

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions - Retail Class	(329,501)	(5,114,896)
Distributions - Institutional Class	(349,324)	(5,125,299)
Total distributions	(678,825)	(10,240,195)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold - Retail Class	30,805,566	22,568,562
Proceeds from shares sold - Institutional Class	41,004,712	63,625,590
Proceeds from shares issued to holders in reinvestment of dividends - Retail Class	315,155	4,812,373
Proceeds from shares issued to holders in reinvestment of dividends - Institutional Class	318,807	4,564,710
Cost of shares redeemed - Retail Class*	(62,358,776)	(80,719,938)
Cost of shares redeemed - Institutional Class**	(49,401,673)	(111,124,173)
Net decrease in net assets from capital share transactions	(39,316,209)	(96,272,876)

TOTAL INCREASE (DECREASE) IN NET ASSETS:	47,547,856	(73,322,322)
NET ASSETS
Beginning of year	544,951,987	618,274,309
End of year	$592,499,843	$544,951,987

CHANGES IN SHARES OUTSTANDING:
Shares sold - Retail Class	1,388,133	1,213,798
Shares sold - Institutional Class	1,908,224	3,414,384
Shares issued to holders in reinvestment of dividends - Retail Class	15,502	258,592
Shares issued to holders in reinvestment of dividends - Institutional Class	15,643	245,386
Shares redeemed - Retail Class	(2,892,821)	(4,336,506)
Shares redeemed - Institutional Class	(2,257,004)	(6,058,834)
Net decrease in shares outstanding	(1,822,323)	(5,263,180)

* Net of redemption fees of (Retail Class):	$689	$1,712
**Net of redemption fees of (Institutional Class):	$718	$2,754

58	Leuthold Funds - 2021 Annual Report	See Notes to the Financial Statements.

Leuthold Global Fund
Statements of Changes in Net Assets

	Year Ended September 30, 2021	Year Ended September 30, 2020
OPERATIONS:
Net investment income (loss)	$(114,378)	$55,585
Net realized gain (loss) on investments, investment companies, securities sold short, and foreign currency and foreign currency translation	2,194,809	(119,204)
Net unrealized appreciation on investments, investment companies, securities sold short, and foreign currency and foreign currency translation	2,362,130	576,272
Net increase in net assets from operations	4,442,561	512,653

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions - Retail Class	(1,933)	(53,171)
Distributions - Institutional Class	(56,872)	(205,817)
Total distributions	(58,805)	(258,988)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold - Retail Class	1,133,073	1,315,364
Proceeds from shares sold - Institutional Class	483,426	2,575,923
Proceeds from shares issued to holders in reinvestment of dividends - Retail Class	1,884	51,854
Proceeds from shares issued to holders in reinvestment of dividends - Institutional Class	55,613	175,787
Cost of shares redeemed - Retail Class*	(916,787)	(4,141,527)
Cost of shares redeemed - Institutional Class**	(2,298,719)	(27,606,497)
Net decrease in net assets from capital share transactions	(1,541,510)	(27,629,096)

TOTAL INCREASE (DECREASE) IN NET ASSETS:	2,842,246	(27,375,431)
NET ASSETS
Beginning of year	25,786,977	53,162,408
End of year	$28,629,223	$25,786,977

CHANGES IN SHARES OUTSTANDING:
Shares sold - Retail Class	118,400	159,784
Shares sold - Institutional Class	51,403	311,163
Shares issued to holders in reinvestment of dividends - Retail Class	213	6,270
Shares issued to holders in reinvestment of dividends - Institutional Class	6,200	20,952
Shares redeemed - Retail Class	(102,301)	(522,085)
Shares redeemed - Institutional Class	(250,006)	(3,376,531)
Net decrease in shares outstanding	(176,091)	(3,400,447)

* Net of redemption fees of (Retail Class):	$—	$—
**Net of redemption fees of (Institutional Class):	$1	$4

See Notes to the Financial Statements.	Leuthold Funds - 2021 Annual Report	59

Leuthold Select Industries Fund
Statements of Changes in Net Assets

	Year Ended September 30, 2021	Year Ended September 30, 2020
OPERATIONS:
Net investment loss	$(33,153)	$(14,831)
Net realized gain on investments, investment companies, and foreign currency and foreign currency translation	1,079,660	859,279
Net unrealized appreciation on investments	1,743,898	152,501
Net increase in net assets from operations	2,790,405	996,949

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions - Retail Class	(633,555)	(328,244)
Total distributions	(633,555)	(328,244)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	5,013,933	1,399,080
Proceeds from shares issued to holders in reinvestment of dividends	606,503	307,570
Cost of shares redeemed	(1,713,690)	(5,482,231)
Net increase (decrease) in net assets from capital share transactions	3,906,746	(3,775,581)

TOTAL INCREASE (DECREASE) IN NET ASSETS:	6,063,596	(3,106,876)
NET ASSETS
Beginning of year	8,677,008	11,783,884
End of year	$14,740,604	$8,677,008

CHANGES IN SHARES OUTSTANDING:
Shares sold	148,509	61,824
Shares issued to holders in reinvestment of dividends	22,405	12,220
Shares redeemed	(56,056)	(224,385)
Net increase (decrease) in shares outstanding	114,858	(150,341)

60	Leuthold Funds - 2021 Annual Report	See Notes to the Financial Statements.

Grizzly Short Fund
Statements of Changes in Net Assets

	Year Ended September 30, 2021	Year Ended September 30, 2020
OPERATIONS:
Net investment loss	$(1,896,489)	$(2,734,847)
Net realized loss on securities sold short and foreign currency and foreign currency translation	(36,562,761)	(75,197,645)
Net unrealized appreciation (depreciation) on securities sold short	3,744,602	(9,060,474)
Net decrease in net assets from operations	(34,714,648)	(86,992,966)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions - Retail Class	—	(52,038)
Total distributions	—	(52,038)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	113,349,921	414,198,829
Proceeds from shares issued to holders in reinvestment of dividends	—	44,541
Cost of shares redeemed	(141,077,894)	(296,296,935)
Net increase (decrease) in net assets from capital share transactions	(27,727,973)	117,946,435

TOTAL INCREASE (DECREASE) IN NET ASSETS:	(62,442,621)	30,901,431
NET ASSETS
Beginning of year	123,139,517	92,238,086
End of year	$60,696,896	$123,139,517

CHANGES IN SHARES OUTSTANDING:
Shares sold	13,495,461	26,268,586
Shares issued to holders in reinvestment of dividends	—	3,121
Shares redeemed	(16,383,836)	(20,601,350)
Net increase (decrease) in shares outstanding	(2,888,375)	5,670,357

See Notes to the Financial Statements.	Leuthold Funds - 2021 Annual Report	61

Leuthold Core ETF
Statements of Changes in Net Assets

	Year Ended September 30, 2021	Period Ended September 30, 2020*
OPERATIONS:
Net investment gain	$26,869	$19,043
Net realized gain (loss) on investment companies and futures contracts	354,508	(112,540)
Net unrealized appreciation on investment companies	1,303,955	665,162
Net increase in net assets from operations	1,685,332	571,665

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions - Retail Class	(78,856)	—
Total distributions	(78,856)	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	5,046,385	11,319,330
Cost of shares redeemed	(2,940,215)	(573,605)
Net increase in net assets from capital share transactions	2,106,170	10,745,725

TOTAL INCREASE IN NET ASSETS:	3,712,646	11,317,390
NET ASSETS
Beginning of period	11,317,390	—
End of period	$15,030,036	$11,317,390

CHANGES IN SHARES OUTSTANDING:
Shares sold	175,000	450,001
Shares redeemed	(100,000)	(25,001)
Net increase in shares outstanding	75,000	425,000

* The Fund commenced operations on January 6, 2020. The information presented is from January 6, 2020 to September 30, 2020.

62	Leuthold Funds - 2021 Annual Report	See Notes to the Financial Statements.

Leuthold Funds

Notes to the Financial Statements

1.	ORGANIZATION AND SIGNIFICANTACCOUNTING POLICIES

Leuthold Funds, Inc. (the “Company”) was incorporated on August 30, 1995, as a Maryland Corporation and is registered with the Securities and Exchange Commission as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, the Funds are considered investment companies under, and follow the accounting and reporting guidance in, Accounting Standards Codification Topic 946 – Investment Companies. The Leuthold Group, LLC, doing business as Leuthold Weeden Capital Management, is the investment adviser (the “Adviser”). The Company consists of five series (each series a “Fund” and collectively the “Funds”):

Fund	Investment Objective	Inception – Retail Share Class	Inception – Institutional Share Class
Leuthold Core Investment Fund	Seeks total return consistent with prudent investment risk over the long term	11/20/1995	1/31/2006
Leuthold Global Fund	Seeks total return consistent with prudent investment risk over the long term	07/01/2008	4/30/2008
Leuthold Select Industries Fund	Capital appreciation	06/19/2000	n/a
Grizzly Short Fund	Capital appreciation	06/19/2000	n/a
Leuthold Core ETF	Capital appreciation and income	01/06/2020	n/a

All classes of shares in a Fund have identical voting, dividend, liquidation, and other rights, and the same terms and conditions, except that certain fees and expenses, including distribution and shareholder servicing fees, may differ among classes. Each class has exclusive voting rights on any matters relating to that class’s servicing or distribution arrangements.

The following is a summary of significant accounting policies consistently followed by the Funds.

a)

Investment Valuation –Securities listed on a national securities exchange (other than The NASDAQ OMX Group, Inc., referred to as “NASDAQ”) are valued at the last sale price on the day the valuation is made. Securities that are traded on NASDAQ under one of its three listing tiers, NASDAQ Global Market, NASDAQ Global Select Market, and NASDAQ Capital Market, are valued at the NASDAQ Official Closing Price. Price information on listed stocks is taken from the exchange where the security is primarily traded. Securities, including securities sold short, which are listed on an exchange, but which are not traded on the valuation date are generally valued at the mean between the bid and the asked prices. Unlisted securities for which market quotations are readily available are valued at the latest quoted bid price or, if unavailable, at prices provided by an independent pricing service. Securities sold short which are not listed on an exchange but for which market quotations are readily available are generally valued at the average of the current bid and asked prices. Debt securities are valued at bid prices provided by an independent pricing service that may use a matrix pricing method or other analytical pricing model. Exchange-traded options are valued at the last reported sale price priced on the primary exchange on which the option is traded. If no sales are reported on a particular day, the mean between the highest bid and lowest asked quotations at the close of the exchanges is used. Non-exchange traded options are valued at the mean between the last bid and asked quotations. For options where market quotations are not readily available, fair value shall be determined. Shares of open-end investment companies (other than shares of an exchange-traded fund traded on domestic securities exchanges or on NASDAQ) are valued at one of the following prices as determined by the Adviser: (a) the net asset value announced by such open-end investment company following the close of business on the business day a Fund’s net asset value is to be calculated; (b) the net asset value announced by such open-end investment company following the close of business on the business day immediately preceding the day a Fund’s net asset value is to be calculated; or (c) a value determined by the Adviser by adding to, or subtracting from, the net asset value announced by such open-end investment company following the close of business on the business day immediately preceding the day a Fund’s net asset value is to be calculated, an amount equal to the Adviser’s estimate of the effect of changes in the market prices for the types of securities held by such investment company. Other assets, including securities for which no quotations are readily available, are valued at fair value as determined in good faith by the Board of Directors (“Directors”) pursuant to the Funds’ “Pricing and Valuation Guidelines.”

Leuthold Funds - 2021 Annual Report	63

Leuthold Funds

The Funds may invest in foreign securities. Foreign securities may be priced at the closing price reported on the foreign exchange on which they are principally traded. Trading in foreign securities may be completed at times that vary from the closing of the New York Stock Exchange (“NYSE”). The Directors have approved the use of their independent pricing provider’s proprietary fair value pricing model to assist in determining current valuation for foreign securities traded in markets that close prior to the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current exchange rates. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If these events materially affect the value of portfolio securities, then these securities may be valued as determined in good faith by the Directors. Some of the factors which may be considered by the Directors and the Funds’ Fair Value Pricing Committee in determining fair value are fundamental analytical data relating to the investment, the nature and duration of any restrictions on disposition, trading in similar securities of the same issuer or comparable companies, information from broker-dealers, and an evaluation of the forces that influence the market in which the securities are purchased and sold. The use of fair value pricing by a Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

b)

Fair Valuation Measurements –The Funds have adopted fair valuation accounting standards, which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the following three levels:

Level 1 - Quoted prices in active markets for identical securities.

Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 - Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

64	Leuthold Funds - 2021 Annual Report

Leuthold Funds

The following is a summary of the inputs used to value the Funds’ investments and securities sold short as of September 30, 2021:

Leuthold Core Investment Fund
Investments at Fair Value	Level 1	Level 2	Level 3	Total
Common Stocks
Air Freight & Logistics	$4,568,091	$—	$—	$4,568,091
Banks	6,388,517	—	—	6,388,517
Capital Markets	34,739,347	—	—	34,739,347
Chemicals	—	—	6,459	6,459
Construction & Engineering	4,953,420	—	—	4,953,420
Consumer Finance	18,427,309	—	—	18,427,309
Containers & Packaging	23,487,626	—	—	23,487,626
Distributors	3,620,826	—	—	3,620,826
Electronic Equipment, Instruments
& Components	8,408,458	—	—	8,408,458
Food & Staples Retailing	15,793,360	—	—	15,793,360
Health Care Equipment & Supplies	2,723,487	—	—	2,723,487
Health Care Providers & Services	44,341,119	—	—	44,341,119
Household Durables	28,320,371	—	—	28,320,371
Interactive Media & Services	17,417,748	—	—	17,417,748
IT Services	15,521,409	—	—	15,521,409
Life Sciences Tools & Services	2,695,535	—	—	2,695,535
Media	3,483,656	—	—	3,483,656
Metals & Mining	2,048,829	—	—	2,048,829
Multiline Retail	22,712,015	—	—	22,712,015
Paper & Forest Products	2,373,853	—	—	2,373,853
Professional Services	18,949,626	—	—	18,949,626
Semiconductors & Semiconductor Equipment	37,006,923	—	—	37,006,923
Software	17,653,572	—	—	17,653,572
Specialty Retail	19,708,201	—	—	19,708,201
Technology Hardware, Storage & Peripherals	7,802,506	—	—	7,802,506
Thrifts & Mortgage Finance	3,595,864	—	—	3,595,864
Trading Companies & Distributors	9,342,370	—	—	9,342,370
Wireless Telecommunication Services	1,887,782	—	—	1,887,782
Total Common Stocks	$377,971,820	$—	$6,459	$377,978,279
Exchange Traded Funds	105,137,534	—	—	105,137,534
Corporate Bonds	—	9,728,999	—	9,728,999
Foreign Government Bonds	—	13,666,168	—	13,666,168
Money Market Funds	70,233,188	—	—	70,233,188
Total Investments in Securities	$553,342,542	$23,395,167	$6,459	$576,744,168

Securities Sold Short at Fair Value	Level 1	Level 2	Level 3	Total
Common Stocks	$50,904,463	$––	$––	$50,904,463
Exchange Traded Funds	15,763,103	––	––	15,763,103
Total Securities Sold Short	$66,667,566	$––	$––	$66,667,566

Leuthold Funds - 2021 Annual Report	65

Leuthold Funds

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Leuthold Core Investment Fund	Investment in Securities at Fair Value
Balance as of September 30, 2020	$6,488
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized depreciation	(29	)*
Purchases	—
Sales	—
Transfer into and/or out of Level 3	—
Balance as of September 30, 2021	$6,459	(1)
Change in net unrealized depreciation during the period for Level 3 investments held at September 30, 2021:	$(29)

*	Unrealized depreciation is due to a change in foreign currency exchange rate.

(1)

The security (China Lumena New Materials Corp.) is classified as a Level 3 security due to a halt in trading of the security on March 25, 2014. The security is valued at fair value as determined in good faith by the Directors. The Adviser submits a report to the Directors setting forth the factors considered in determining the price. The significant unobservable input used in the fair valuation of this security is a discount of 95% from the last traded price in Hong Kong Dollar 1.25. Significant changes in the discount rate may result in a change in fair value measurement. For the duration of the period, the discount was 95%. The security underwent a 1:40 reverse split on February 18, 2020, resulting in a fair value price in Hong Kong Dollar 2.40.

Leuthold Global Fund
Investments at Fair Value	Level 1	Level 2	Level 3	Total
Common Stocks
Air Freight & Logistics	$225,290	$—	$—	$225,290
Banks	1,030,869	149,101	—	1,179,970
Capital Markets	1,447,374	132,717	—	1,580,091
Communications Equipment	773,920	221,659	—	995,579
Construction Materials	260,055	523,691	—	783,746
Consumer Finance	775,237	71,968	—	847,205
Distributors	108,339	—	—	108,339
Household Durables	1,298,964	685,128	—	1,984,092
Insurance	510,167	276,503	—	786,670
Interactive Media & Services	735,395	—	—	735,395
IT Services	434,634	208,972	—	643,606
Life Sciences Tools & Services	696,590	332,582	—	1,029,172
Machinery	—	208,395	—	208,395
Marine	193,605	430,365	—	623,970
Metals & Mining	645,859	466,033	—	1,111,892
Oil, Gas & Consumable Fuels	1,038,466	479,739	—	1,518,205
Paper & Forest Products	—	—	47,863	47,863
Professional Services	238,100	—	—	238,100
Semiconductors & Semiconductor Equipment	1,461,291	1,037,785	—	2,499,076
Specialty Retail	145,669	—	—	145,669
Technology Hardware, Storage & Peripherals	229,167	—	—	229,167
Trading Companies & Distributors	362,618	206,167	—	568,785
Total Common Stocks	$12,611,609	$5,430,805	$47,863	$18,090,277
Exchange Traded Funds	4,964,073	—	—	4,964,073
Corporate Bonds	—	573,250	—	573,250
Foreign Government Bonds	—	863,301	—	863,301
Money Market Funds	3,426,502	—	—	3,426,502
Total Investments in Securities	$21,002,184	$6,867,356	$47,863	$27,917,403

66	Leuthold Funds - 2021 Annual Report

Leuthold Funds

Leuthold Global Fund (continued)
Securities Sold Short at Fair Value	Level 1	Level 2	Level 3	Total
Common Stocks	$175,041	$—	$—	$175,041
Exchange-Traded Funds	2,418,375	—	—	2,418,375
Total Securities Sold Short	$2,593,416	$—	$—	$2,593,416

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Investment in
	Securities at
Leuthold Global Investment Fund	Fair Value
Balance as of September 30, 2020	$48,077
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized depreciation	(214	)*
Purchases	—
Sales	—
Transfer into and/or out of Level 3	—

Balance as of September 30, 2021	$47,863	(1)
Change in net unrealized depreciation during the period for Level 3 investments held at September 30, 2021:	$(214)

*	Unrealized depreciation is due to a change in foreign currency exchange rate.
(1)

The security (China Forestry Holdings Co., Ltd.) is classified as a Level 3 security due to a halt in trading of the security on January 26, 2011. The security is valued at fair value as determined in good faith by the Directors. The Adviser submits a report to the Directors setting forth the factors considered in determining the price. The significant unobservable input used in the fair valuation of this security is a discount of 95% from the last traded price in Hong Kong Dollar 2.95. Significant changes in the discount rate may result in a change in fair value measurement. For the duration of the period, the discount was 95%.

Leuthold Select Industries Fund
Investments at Fair Value	Level 1	Level 2	Level 3	Total
Common Stocks	$14,674,581	$—	$—	$14,674,581
Money Market Funds	189,947	—	—	189,947
Total Investments in Securities	$14,864,528	$—	$—	$14,864,528

The Fund did not invest in any Level 3 securities during the period.

Grizzly Short Fund
Investments at Fair Value	Level 1	Level 2	Level 3	Total
Money Market Funds	$47,797,700	$—	$—	$47,797,700
Total Investments in Securities	$47,797,700	$—	$—	$47,797,700

Securities Sold Short at Fair Value	Level 1	Level 2	Level 3	Total
Common Stocks	$42,951,746	$—	$—	$42,951,746
Exchange Traded Funds	13,311,803	—	—	13,311,803
Total Securities Sold Short	$56,263,549	$—	$—	$56,263,549

The Fund did not invest in any Level 3 securities during the period.

Leuthold Funds - 2021 Annual Report	67

Leuthold Funds

Leuthold Core ETF
Investments at Fair Value	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$14,043,059	$—	$—	$14,043,059
Money Market Funds	1,035,134	—	—	1,035,134
Total Investments in Securities	$15,078,193	$—	$—	$15,078,193

The Fund did not invest in any Level 3 securities during the period.

For further information regarding security characteristics, see the Schedules of Investments and and Schedules of Securities Sold Short.

c)

Federal Income Taxes – Provision for federal income taxes or excise taxes has not been made since the Funds have elected to be taxed as “regulated investment companies” and intend to distribute substantially all taxable income to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Funds also designate as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

The tax character of distributions paid during the fiscal years ended September 30, 2021 and 2020 was as follows:

Year Ended September 30, 2021
	Leuthold Core Investment Fund	Leuthold Global Fund	Leuthold Select Industries Fund	Grizzly Short Fund	Leuthold Core ETF
Distributions paid from:
Ordinary income	$—	$49,806	$193,269	$—	$78,856
Long-term capital gain*	678,825	8,999	440,286	—	—
Total distributions paid	$678,825	$58,805	$633,555	$—	$78,856

Year Ended September 30, 2020
	Leuthold Core Investment Fund	Leuthold Global Fund	Leuthold Select Industries Fund	Grizzly Short Fund	Leuthold Core ETF
Distributions paid from:
Ordinary income	$771,119	$258,988	$—	$52,038	$—
Long-term capital gain*	9,469,076	—	328,244	—	—
Total distributions paid	$10,240,195	$258,988	$328,244	$52,038	$—

*

The funds designate these distributions as long-term capital gain dividends per IRC Sec. 852(b)(3)(C) in the 20-percent group (which may be taxed at a 20-percent rate, a 15-percent rate or 0-percent rate, depending on the shareholder’s taxable income).

68	Leuthold Funds - 2021 Annual Report

Leuthold Funds

At September 30, 2021, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Leuthold Core Investment Fund	Leuthold Global Fund	Leuthold Select Industries Fund	Grizzly Short Fund	Leuthold Core ETF
Undistributed ordinary income	$—	$—	$29,511	$—	$12,391
Undistributed long-term gains	29,377,397	286,253	741,049	—	—
Distributable earnings	29,377,397	286,253	770,560	—	12,391
Capital loss carryover and late-year losses	(1,380,423)	(26,598)	—	(348,785,868)	(158,516)
Other accumulated gains (losses)	2,651,802	(204,638)	—	(140,615)	—
Unrealized appreciation (depreciation)	176,332,542	4,430,375	4,695,279	—	1,870,265
Total accumulated earnings (deficit)	$206,981,318	$4,485,392	$5,465,839	$(348,926,483)	$1,724,140

Net investment income and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of permanent book-to-tax differences. U.S. Generally Accepted Accounting Principles (“U.S. GAAP”) requires that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets. These differences are primarily due to partnership adjustments, securities sold short, earnings and profits distributed to shareholders on the redemption of shares, net operating losses, realized gain on redemption in kind, and expiration of capital losses.

Additionally, U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended September 30, 2021, the following table shows the reclassifications made:

	Distributable Earnings	Paid In Capital
Leuthold Core Investment Fund	$(3,043,097)	$3,043,097
Leuthold Global Fund	68,933	(68,933)
Leuthold Select Industries Fund	(68,866)	68,866
Grizzly Short Fund	2,743,634	(2,743,634)
Leuthold Core ETF	(468,571)	468,571

Under current law, the Funds may carry forward net capital losses indefinitely to use to offset capital gains realized in future years. Capital losses realized will carry forward retaining their classification as long-term or short-term losses.

	Leuthold Core Investment Fund	Leuthold Global Fund	Leuthold Select Industries Fund	Grizzly Short Fund	Leuthold Core ETF
Unlimited Short-Term	$—	$—	$—	$(347,569,180)	$(158,516)
Unlimited Long-Term	—	—	—	—	—

Leuthold Funds - 2021 Annual Report	69

Leuthold Funds

The Leuthold Core Investment Fund, Leuthold Global Fund, and Grizzly Short Fund intend to defer and treat $1,380,423, $26,598, and $1,216,688, respectively, of qualified late-year losses incurred during the fiscal year ended September 30, 2021 as arising on the first day of the fiscal year ending September 30, 2022.

As of September 30, 2021, the Funds had no tax positions that did not meet the “more likely-than-not” threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended September 30, 2021, the Funds did not incur any interest or penalties.

d)

Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid quarterly for the Leuthold Core Investment Fund, Leuthold Global Fund, Leuthold Select Industries Fund, and Grizzly Short Fund, and are declared and paid annually for the Leuthold Core ETF. Distributions of net realized capital gains, if any, are declared and paid at least annually.

e)

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

f)

Basis for Consolidation for the Leuthold Core Investment Fund and Leuthold Global Fund – Leuthold Core, Ltd. and Leuthold Global, Ltd (the “Subsidiaries”) previously acted as investment vehicles in order to enter into certain investments for the Leuthold Core Investment Fund and Leuthold Global Fund, respectively. The Subsidiaries were liquidated in May 2018 and, therefore, the financial statements of these Funds are no longer consolidated.

g)

Securities Sold Short – For financial statement purposes, an amount equal to the required amount of collateral to be segregated for securities sold short is included in the Statements of Assets and Liabilities as an asset. The amount of the securities sold short, shown as a liability, is subsequently marked-to-market to reflect the current value of the securities sold short. Subsequent fluctuations in the market prices of securities sold short may require purchasing the securities at prices which could differ from the amount reflected in the Statements of Assets and Liabilities. The Funds are liable for any dividends or interest payable on securities sold short. As collateral for their securities sold short, the Funds are required under the 1940 Act to maintain segregated assets consisting of cash, cash equivalents, or liquid securities. These segregated assets are valued consistent with Note 1a. The amount of segregated assets is required to be adjusted daily to reflect changes in the fair value of the securities sold short. The Leuthold Core Investment Fund, Leuthold Global Fund, and Grizzly Short Fund’s collateral at broker for securities sold short is with one major international security dealer.

With regard to the cash collateral that is posted with counterparties, the Funds have established a collateral account for each respective counterparty with its custodian (the “Account”) and have entered into a tri-party agreement with the custodian and the respective counterparty regarding the transfer of assets to and from the Account.

The Adviser reviews each Account on a daily basis to ensure that the Account does not maintain a material amount of cash collateral in excess of what is required by the applicable counterparty (the amount of collateral required by such counterparty is subject to change and generally not known until the next business day, which necessitates the maintenance of a minimum amount of excess cash collateral). In the event that the excess cash collateral in an Account is equal to or in excess of the greater of the following: $250,000 or 3% of the total assets of the applicable Fund calculated at each month end; then the applicable Fund, pursuant to the tri-party agreement, will instruct the custodian to sweep such excess cash collateral into the Fund’s interest bearing account with the custodian. The amount of collateral held related to this tri-party agreement is included in the Statement of Assets and Liabilities as an asset.

70	Leuthold Funds - 2021 Annual Report

Leuthold Funds

h)

Other – Investment and shareholder transactions are recorded on the trade date. The Funds determine the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. The Funds utilize an identified lot approach to transactions. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Funds, and interest income is recognized on an accrual basis. Discounts and premiums on bonds are amortized using the yield to maturity method over the life of the respective bond. For financial reporting purposes, the Funds isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities for realized gains and losses.

i)

Expenses – Expenses that directly relate to one of the Funds are charged directly to that Fund. Other operating expenses of the Funds, such as Directors fees and expenses, insurance expense, and legal fees are allocated between the Funds based on the relative net asset value of the individual Funds.

j)

Counterparty Risk – Counterparty risk may arise as the result of the failure of a counterparty to a securities contract to comply with the terms of the contract. Potential counterparty risk is measured by the creditworthiness of the counterparty and additional risk may arise from unanticipated events affecting the value of the underlying security.

k)

Managed Futures Strategy/Commodities Risk (Leuthold Core ETF only) – The Fund may invest in underlying investments that principally invest in the commodities markets through investment in managed futures programs. Such investments may subject an underlying investment to greater volatility than investments in traditional securities. Commodities are real assets such as oil, agriculture, livestock, industrial metals, and precious metals such as gold or silver. Prices of commodities and related contracts may fluctuate significantly over short periods for a variety of reasons, including weather and natural disasters; pandemics and other global health emergencies; governmental, agricultural, trade, fiscal, monetary and exchange control programs and policies; acts of terrorism, tariffs and U.S. and international economic, political, military and regulatory developments. The demand and supply of these commodities may also fluctuate widely based on such factors as interest rates, investors’ expectations with respect to the rate of inflation, currency exchange rates, the production and cost levels of the producers and/or forward selling by such producers, global or regional political, economic, or financial events, purchases and sales by central banks, and trading activities by hedge funds and other commodity funds. Commodity underlying investments may use derivatives, such as futures, options, and swaps, which expose them to further risks, including counterparty risk (i.e., the risk that the institution on the other side of the trade will default).

l)

Shares May Trade at Prices Other Than NAV (Leuthold Core ETF only) – As with all exchange traded funds (“ETFs”), shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of shares will approximate the Fund’s net asset value (“NAV”), there may be times when the market price of shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for shares in the secondary market, in which case such premiums or discounts may be significant.

Leuthold Funds - 2021 Annual Report	71

Leuthold Funds

m)

Authorized Participants, Market Makers and Liquidity Providers Concentration Risk (Leuthold Core ETF only) –The Fund has a limited number of financial institutions that may act as authorized participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

n)

Recently Issued Accounting Pronouncements  – In October 2020, the SEC adopted new Rule 12d1-4 under the 1940 Act and other regulatory changes which are expected to be effective on or about January 19, 2022. Those changes are intended to streamline and enhance the regulatory framework for investments by one fund into another fund or ‘fund-of-funds arrangements.’ These regulatory changes may limit a Fund’s ability to pursue its principal investment strategies by investing in other investment companies or pooled investment vehicles or to invest in those investment companies or pooled investment vehicles it believes are most desirable. Management is currently assessing the potential impact of the new rule on the Funds’ financial statements.

o)

COVID-19 Pandemic – The global outbreak of coronavirus disease 2019 (“COVID-19”) has disrupted global economic markets and adversely affected individual companies and investment products. The prolonged economic impact of COVID-19 is uncertain. The operation and financial performance of the issuers of securities in which the Funds invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn impact the value of the Funds’ investments.

p)

Subsequent Events  – In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated recognition or disclosure.

2.	INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, other than short-term investments and securities sold short, for the year ended September 30, 2021 are summarized below.

	Leuthold Core Investment Fund	Leuthold Global Fund	Leuthold Select Industries Fund	Leuthold Core ETF
Purchases	$198,580,878	$11,463,652	$9,943,877	$10,869,238
Sales	263,626,964	14,222,670	6,765,246	9,227,504

72	Leuthold Funds - 2021 Annual Report

Leuthold Funds

There were no purchases or sales of investment securities in the Grizzly Short Fund because this Fund invests only in securities sold short.

At September 30, 2021, gross unrealized appreciation and depreciation of investments and securities sold short and cost of investments and cost of securities sold short for tax purposes were as follows:

	Leuthold Core Investment Fund	Leuthold Global Fund	Leuthold Select Industries Fund	Grizzly Short Fund	Leuthold Core ETF
Tax cost of investments	$400,406,735	$23,485,735	$10,169,249	$47,797,700	$13,207,929
Unrealized appreciation	177,900,735	5,927,535	4,863,480	—	2,085,145
Unrealized depreciation	(1,568,193)	(1,497,160)	(168,201)	—	(214,880)
Net unrealized appreciation (depreciation)	$176,332,542	$4,430,375	$4,695,279	$—	$1,870,265

The differences between book and tax basis of unrealized appreciation (depreciation) are primarily attributable to the tax deferral of losses on wash sales and passive foreign investment company transactions.

The Leuthold Core Investment Fund owned 5% or more of the voting securities of the following company during the year ended September 30, 2021. As a result, this company is deemed to be an affiliate of the Leuthold Core Investment Fund as defined by the 1940 Act. Transactions during the period in this security of an affiliated company was as follows:

Leuthold Core Investment Fund
Security Name	Share Balance 09/30/21	Fair Value at 09/30/20	Purchases	Sales	Realized Gain	Change in Unrealized Depreciation	Fair Value at 09/30/21	Dividend Income
Invesco Currency Shares	145,298	$17,434,047	$—	$(4,416,095)	$172,745	$(918,828)	$12,271,869	$—
Japanese Yen Trust

3.	INVESTMENT ADVISORY AND OTHER AGREEMENTS

Each of the Funds has entered into an Investment Advisory Agreement (“advisory agreement”) with the Adviser. Pursuant to its advisory agreement with the Funds, the Adviser is entitled to receive a fee, calculated daily as applied to each Fund’s average daily net assets and payable monthly, at annual rates of:

Leuthold Core Investment Fund	Leuthold Global Fund	Leuthold Select Industries Fund	Grizzly Short Fund	Leuthold Core ETF
0.90%	0.90%	1.00%	1.25%	0.50%

Leuthold Funds - 2021 Annual Report	73

Leuthold Funds

The Adviser has agreed to waive its advisory fee and/or reimburse the Funds’ other expenses, to the extent necessary to ensure that the Funds’ total operating expenses (exclusive of interest, taxes, brokerage commissions, dividends and interest on securities sold short, and extraordinary items) do not exceed the following rates, based on each Fund’s average daily net assets:

Leuthold Core Investment Fund	Leuthold Global Fund	Leuthold Select Industries Fund	Grizzly Short Fund	Leuthold Core ETF
1.25%	1.85%	1.50%	2.50%	0.65%

Any waiver or reimbursement is subject to later adjustments to allow the Adviser to recoup amounts previously waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than each Fund’s expense limitation, provided, however, that the recoupment period for the Adviser is limited to three years from the time the expenses were waived or incurred and is limited to the lesser of (1) the expense cap in effect at the time of the waiver, and (2) the expense cap in effect at the time of recapture.

Amounts subject to future recoupment as of September 30, 2021 are as follows:

Leuthold Select Industries Fund
Year of Expiration	Recoverable Amount
9/30/2022	$39,650
9/30/2023	119,193
9/30/2024	61,596

Leuthold Core ETF
Year of Expiration	Recoverable Amount
9/30/2023	$117,025
9/30/2024	109,766

U.S. Bancorp Fund Services, LLC (“Fund Services”), doing business as U.S. Bank Global Fund Services, serves as transfer agent, administrator, and accounting services agent for the Funds. U.S. Bank, N.A. serves as custodian for the Funds.

4.	DISTRIBUTION PLAN

The Leuthold Global Fund – Retail Class has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, whereby Rafferty Capital Markets, LLC serves as distributor. This plan allows the Fund to use up to 0.25% of its average daily net assets to pay sales, distribution, and other fees for the sale of its shares and for services provided to investors. The Fund may pay all or a portion of this fee to any securities dealer, financial institution, or any other person who renders personal service to the Fund’s shareholders, assists in the maintenance of the Fund’s shareholder accounts, or who renders assistance in distributing or promoting the sale of shares of the Fund pursuant to a written agreement approved by the Directors. To the extent such fee is not paid to such persons, the Fund may use the fee for its expenses of distribution of its shares, including, but not limited to, payment by the Fund of the cost of preparing, printing, and distributing Prospectuses and Statements of Additional Information to prospective investors and of implementing and operating the plan.

74	Leuthold Funds - 2021 Annual Report

Leuthold Funds

5.	SUB-TRANSFER AGENT AND SHAREHOLDER SERVICING FEE PLANS

The Funds are permitted to pay sub-transfer agent fees for various platform agreement not to exceed 0.15% of the Funds’ average daily net assets. In addition, the Retail Class shares of the Leuthold Core Investment Fund, Leuthold Select Industries Fund, and Grizzly Short Fund have adopted a Shareholder Servicing Fee Plan not to exceed 0.15% of these Funds’ Retail Class shares average daily net assets. These fees are used to finance certain activities related to servicing and maintaining shareholder accounts. Sub-transfer agent and shareholder servicing fees incurred by the Funds are disclosed in the Statements of Operations.

6.	INDEMNIFICATIONS

The Funds enter into contracts that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

7.	ILLIQUID SECURITIES

Each Fund may invest up to 15% of net assets in illiquid investments. An “illiquid investment” is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund will take into account relevant market, trading, and investment specific consideration when determining whether an investment is an illiquid investment. The illiquidity status of an investment is generally evaluated monthly. The 15% limitation may include securities whose disposition would be subject to legal restrictions (“restricted securities”). Restricted securities often have a market value lower than the market price of unrestricted securities of the same issuer and are not readily marketable without some time delay. This could result in a Fund being unable to realize a favorable price upon disposition of restricted securities and in some cases might make disposition of such securities at the time desired by the Fund impossible.

8.	LENDING PORTFOLIO SECURITIES

The Funds may lend portfolio securities constituting up to 30% of total assets to unaffiliated broker dealers, banks, or other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash, U.S. government securities or equivalent collateral or provides an irrevocable letter of credit in favor of the Funds equal in value to at least 100% of the value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the lending Fund an amount equivalent to any dividends or interest paid on such securities, and the Fund may receive an agreed-upon amount of interest income from the borrower who delivered equivalent collateral or provided a letter of credit. Loans are subject to termination at the option of the lending Fund or the borrower. The lending Fund may pay reasonable administrative and custodial fees in connection with a loan of portfolio securities and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The lending Fund does not have the right to vote securities on loan but could terminate the loan and regain the right to vote if that were considered important with respect to the investment.

The primary risk in securities lending is a default by the borrower during a sharp rise in price of the borrowed security resulting in a deficiency in the collateral posted by the borrower. The Funds will seek to minimize this risk by requiring that the value of the securities loaned will be computed each day and additional collateral be furnished each day if required.

During the year ended September 30, 2021, the Funds did not engage in securities lending.

Leuthold Funds - 2021 Annual Report	75

Leuthold Core Investment Fund - Retail - LCORX
Financial Highlights

	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018 (Consolidated)	Year Ended September 30, 2017 (Consolidated)
Per Share Data (1):
Net asset value, beginning of year	$19.70	$18.77	$20.50	$20.54	$18.06
Income from investment operations:
Net investment income (2)	0.07	0.00 (3)	0.09	0.05	0.04
Net realized and unrealized gain on investments and securities sold short	3.17	1.24	0.08	0.61	2.53
Total from investment operations	3.24	1.24	0.17	0.66	2.57

Less distributions:
From net investment income	—	(0.04)	(0.07)	(0.05)	(0.01)
From net realized gain	(0.03)	(0.27)	(1.83)	(0.65)	(0.08)
Redemption fees (3)	0.00	0.00	0.00	0.00	0.00
Total distributions	(0.03)	(0.31)	(1.90)	(0.70)	(0.09)
Net asset value, end of year	$22.91	$19.70	$18.77	$20.50	$20.54

Total Return	16.44%	6.72%	1.21%	3.23%	14.31%

Supplemental data and ratios:
Net assets, end of year	$286,984,168	$276,018,345	$316,887,197	$403,095,456	$464,660,913
Ratio of expenses to average net assets (4)	1.36%	1.34%	1.32%	1.38%	1.21%
Ratio of net investment income (loss) to average net assets (5)	(0.31)%	0.00%	0.48%	0.26%	0.20%
Portfolio turnover rate (6)	41.42%	60.08%	66.68%	79.00%	52.36%

(1)	For a share outstanding throughout the period. Rounded to the nearest cent.
(2)	Net investment income per share is calculated based on average shares outstanding.
(3)	Amount represents less than $0.005 per share.
(4)

The ratio of expenses to average net assets includes dividends and interest on securities sold short. The expense ratios excluding dividends and interest on securities sold short were 1.23% for the year ended September 30,2021, 1.20% for the year ended September 30, 2020, 1.20% for the year ended September 30, 2019, 1.19% for the year ended  September 30, 2018, and 1.19% for the year ended September 30, 2017.

(5)	The net investment income (loss) ratios include dividends and interest on securities sold short.
(6)	The portfolio turnover rate excludes purchases and sales of securities sold short.

76	Leuthold Funds - 2021 Annual Report	See Notes to the Financial Statements.

Leuthold Core Investment Fund - Institutional - LCRIX
Financial Highlights

	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018 (Consolidated)	Year Ended September 30, 2017 (Consolidated)
Per Share Data(1):
Net asset value, beginning of year	$19.74	$18.81	$20.53	$20.56	$18.08
Income (loss) from investment operations:
Net investment income (loss)(2)	(0.05)	0.02	0.11	0.08	0.06
Net realized and unrealized gain on investments and securities sold short	3.32	1.23	0.09	0.60	2.53
Total from investment operations	3.27	1.25	0.20	0.68	2.59

Less distributions:
From net investment income	—	(0.05)	(0.09)	(0.06)	(0.03)
From net realized gain	(0.03)	(0.27)	(1.83)	(0.65)	(0.08)
Redemption fees(3)	0.00	0.00	0.00	0.00	0.00
Total distributions	(0.03)	(0.32)	(1.92)	(0.71)	(0.11)
Net asset value, end of year	$22.98	$19.74	$18.81	$20.53	$20.56

Total Return	16.56%	6.76%	1.33%	3.35%	14.43%

Supplemental data and ratios:
Net assets, end of year	$305,515,675	$268,933,642	$301,387,112	$434,163,780	$385,390,357
Ratio of expenses to average net assets(4)	1.26%	1.25%	1.22%	1.27%	1.10%
Ratio of net investment income (loss) to average net assets(5)	(0.21)%	0.10%	0.58%	0.37%	0.30%
Portfolio turnover rate(6)	41.42%	60.08%	66.68%	79.00%	52.36%

(1)	For a share outstanding throughout the period. Rounded to the nearest cent.
(2)	Net investment income (loss) per share is calculated based on average shares outstanding.
(3)	Amount represents less than $0.005 per share.
(4)

The ratio of expenses to average net assets includes dividends and interest on securities sold short. The expense ratios excluding dividends and interest on securities sold short were 1.13% for the year ended September 30, 2021, 1.11% for the year ended September 30, 2020, 1.10% for the year ended September 30, 2019, 1.08% for the year ended September 30, 2018, and 1.08% for the year ended September 30, 2017.

(5)	The net investment income (loss) ratios include dividends and interest on securities sold short.
(6)	The portfolio turnover rate excludes purchases and sales of securities sold short.

See Notes to the Financial Statements.	Leuthold Funds - 2021 Annual Report	77

Leuthold Global Fund - Retail - GLBLX
Financial Highlights

	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018 (Consolidated)	Year Ended September 30, 2017 (Consolidated)
Per Share Data(1):
Net asset value, beginning of year	$8.24	$8.09	$9.11	$10.05	$9.86
Income (loss) from investment operations:
Net investment income (loss)(2)	(0.05)	0.00 (3)	0.02	0.03	0.04
Net realized and unrealized gain (loss) on investments and securities sold short	1.53	0.21	(0.39)	(0.07)	1.02
Total from investment operations	1.48	0.21	(0.37)	(0.04)	1.06

Less distributions:
From net investment income	(0.00)	(0.06)	(0.01)	(0.02)	—
From net realized gain	—	—	(0.64)	(0.88)	(0.87)
Redemption fees	—	—	0.00	0.00(3)	0.00
Total distributions	—	(0.06)	(0.65)	(0.90)	(0.87)
Net asset value, end of year	$9.72	$8.24	$8.09	$9.11	$10.05

Total Return	18.01%	2.56%	(3.97)%	(0.67)%	12.02%

Supplemental data and ratios:
Net assets, end of year	$5,690,644	$4,690,110	$7,485,394	$18,362,218	$24,040,140
Ratio of expenses to average net assets(4)
Before expense reimbursement or recovery	1.97%	1.94%	1.88%	1.75%	1.56%
After expense reimbursement or recovery	2.01%	1.91%	1.88%	1.75%	1.56%
Ratio of net investment income (loss) to average net assets(5)
Before expense reimbursement or recovery	(0.44)%	(0.03)%	0.27%	0.28%	0.38%
After expense reimbursement or recovery	(0.48)%	0.01%	0.27%	0.28%	0.38%
Portfolio turnover rate(6)	49.39%	55.31%	93.77%	79.09%	63.13%

(1)	For a share outstanding throughout the period. Rounded to the nearest cent.
(2)	Net investment income (loss) per share is calculated based on average shares outstanding.
(3)	Amount represents less than $0.005 per share.
(4)

The ratio of expenses to average net assets includes dividends and interest on securities sold short. The expense ratios excluding dividends and interest on securities sold short before and after expense reimbursement and recovery were 1.73% and 1.78% for the year ended September 30, 2021, 1.74% and 1.69% for the year ended September 30, 2020, 1.62% and 1.62% for the year ended September 30, 2019, 1.54% and 1.54% for the year ended September 30, 2018, and 1.56% and 1.56% for the year ended September 30, 2017, respectively.

(5)	The net investment income (loss) ratios include dividends and interest on securities sold short.
(6)	The portfolio turnover rate excludes purchases and sales of securities sold short.

78	Leuthold Funds - 2021 Annual Report	See Notes to the Financial Statements.

Leuthold Global Fund - Institutional - GLBIX
Financial Highlights

	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018 (Consolidated)	Year Ended September 30, 2017 (Consolidated)
Per Share Data(1):
Net asset value, beginning of year	$8.38	$8.21	$9.23	$10.16	$9.95
Income (loss) from investment operations:
Net investment income (loss)(2)	(0.04)	0.02	0.04	0.05	0.06
Net realized and unrealized gain (loss) on investments and securities sold short	1.54	0.21	(0.39)	(0.07)	1.03
Total from investment operations	1.50	0.23	(0.35)	(0.02)	1.09

Less distributions:
From net investment income	(0.02)	(0.06)	(0.03)	(0.03)	(0.01)
From net realized gain	—	—	(0.64)	(0.88)	(0.87)
Redemption fees(3)	0.00	0.00	0.00	0.00	0.00
Total distributions	(0.02)	(0.06)	(0.67)	(0.91)	(0.88)
Net asset value, end of year	$9.86	$8.38	$8.21	$9.23	$10.16

Total Return	17.96%	2.79%	(3.70)%	(0.43)%	12.28%

Supplemental data and ratios:
Net assets, end of year	$22,938,579	$21,096,867	$45,677,014	$64,388,940	$78,614,144
Ratio of expenses to average net assets(4)
Before expense reimbursement or recovery	1.90%	1.73%	1.63%	1.50%	1.36%
After expense reimbursement or recovery	1.95%	1.69%	1.63%	1.50%	1.36%
Ratio of net investment income (loss) to average net assets(5)
Before expense reimbursement or recovery	(0.40)%	0.17%	0.52%	0.53%	0.58%
After expense reimbursement or recovery	(0.45)%	0.21%	0.52%	0.53%	0.58%
Portfolio turnover rate(6)	49.39%	55.31%	93.77%	79.09%	63.13%

(1)	For a share outstanding throughout the period. Rounded to the nearest cent.
(2)	Net investment income (loss) per share is calculated based on average shares outstanding.
(3)	Amount represents less than $0.005 per share.
(4)

The ratio of expenses to average net assets includes dividends and interest on securities sold short. The expense ratios excluding dividends and interest on securities sold short before and after expense reimbursement and recovery were 1.66% and 1.71% for the year ended September 30, 2021, 1.53% and 1.49% for the year ended September 30, 2020, 1.37% and 1.37% for the year ended September 30, 2019, 1.29% and 1.29% for the year ended September 30, 2018, and 1.36% and 1.36% for the year ended September 30, 2017, respectively.

(5)	The net investment income (loss) ratios include dividends and interest on securities sold short.
(6)	The portfolio turnover rate excludes purchases and sales of securities sold short.

See Notes to the Financial Statements.	Leuthold Funds - 2021 Annual Report	79

Leuthold Select Industries Fund - LSLTX
Financial Highlights

	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017
Per Share Data(1):
Net asset value, beginning of year	$27.06	$25.02	$27.31	$26.32	$21.41
Income (loss) from investment operations:
Net investment loss(2)	(0.10)	(0.04)	(0.03)	(0.01)	(0.02)
Net realized and unrealized gain (loss) on investments	8.85	2.81	(0.16)	2.28	4.93
Total from investment operations	8.75	2.77	(0.19)	2.27	4.91

Less distributions:
From net investment income	—	—	—	(0.01)	—
From net realized gain	(1.96)	(0.73)	(2.10)	(1.27)	—
Total distributions	(1.96)	(0.73)	(2.10)	(1.28)	—
Net asset value, end of year	$33.85	$27.06	$25.02	$27.31	$26.32

Total Return	34.14%	11.28%	(0.19)%	8.89%	22.93%

Supplemental data and ratios:
Net assets, end of year	$14,740,604	$8,677,008	$11,783,884	$18,111,932	$15,045,866
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	2.03%	2.75%	1.77%	1.65%	1.80%
After expense reimbursement or recovery	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of net investment loss to average net assets:
Before expense reimbursement or recovery	(0.84)%	(1.40)%	(0.39)%	(0.17)%	(0.39)%
After expense reimbursement or recovery	(0.31)%	(0.16)%	(0.12)%	(0.02)%	(0.09)%
Portfolio turnover rate	62.93%	73.99%	72.87%	104.00%	62.72%

(1)	For a share outstanding throughout the period. Rounded to the nearest cent.
(2)	Net investment income (loss) per share is calculated based on average shares outstanding.

80	Leuthold Funds - 2021 Annual Report	See Notes to the Financial Statements.

Grizzly Short Fund - GRZZX
Financial Highlights

	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017(1)
Per Share Data(2):
Net asset value, beginning of year	$10.82	$16.15	$17.65	$21.48	$24.68
Income (loss) from investment operations:
Net investment income (loss)(3)	(0.23)	(0.31)	0.19	(0.03)	(0.40)
Net realized and unrealized loss on investments and securities sold short	(3.44)	(5.01)	(1.54)	(3.80)	(2.80)
Total from investment operations	(3.67)	(5.32)	(1.35)	(3.83)	(3.20)

Less distributions:
From net investment income	—	(0.01)	(0.15)	—	—
From net realized gain	—	—	—	—	—
Total distributions	—	(0.01)	(0.15)	—	—
Net asset value, end of year	$7.15	$10.82	$16.15	$17.65	$21.48

Total Return	(33.92)%	(32.96)%	(7.62)%	(17.83)%	(12.97)%

Supplemental data and ratios:
Net assets, end of year	$60,696,896	$123,139,517	$92,238,086	$98,948,757	$205,698,273
Ratio of expenses to average net assets(4)	2.93%	2.84%	2.61%	2.64%	2.63%
Ratio of net investment income (loss) to average net assets(5)	(2.93)%	(2.23)%	1.08%	(0.54)%	(1.78)%
Portfolio turnover rate(6)	0.00%	0.00%	0.00%	0.00%	0.00%

(1)	Per share data adjusted for 1:4 reverse split completed as of May 18, 2018.
(2)	For a share outstanding throughout the period. Rounded to the nearest cent.
(3)	Net investment income (loss) per share is calculated based on average shares outstanding.
(4)

The ratio of expenses to average net assets includes dividends and interest on securities sold short. The expense ratios excluding dividends and interest on securities sold short were 1.68% for the year ended September 30, 2021, 1.24% for the year ended September 30, 2020, 1.60% for the year ended September 30, 2019, 1.53% for the year ended September 30, 2018, and 1.54% for the year ended September 30, 2017.

(5)	The net investment income (loss) ratios include dividends and interest on securities sold short.
(6)	The portfolio turnover rate excludes purchases and sales of securities sold short.

See Notes to the Financial Statements.	Leuthold Funds - 2021 Annual Report	81

Leuthold Core ETF - LCR
Financial Highlights

	Year Ended September 30, 2021	Period Ended September 30, 2020(1)
Per Share Data(2):
Net asset value, beginning of period	$26.63	$25.00
Income from investment operations:
Net investment income(3)	0.06	0.08
Net realized and unrealized gain on investments and futures contracts	3.55	1.55
Total from investment operations	3.61	1.63

Less distributions:
From net investment income	(0.18)	—
From net realized gain	—	—
Total distributions	(0.18)	—
Net asset value, end of period	$30.06	$26.63

Total Return	13.59%	6.52%

Supplemental data and ratios:
Net assets, end of period	$15,030,036	$11,317,390
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	1.43%	2.43%
After expense reimbursement or recovery	0.65%	0.48%
Ratio of net investment income (loss) to average net assets(4):
Before expense reimbursement or recovery	(0.59)%	(1.64)%
After expense reimbursement or recovery	0.19%	0.32%
Portfolio turnover rate	70.83%	47.53%

(1)	Fund commenced operations on January 6, 2020. Information presented is for the period January 6, 2020 through September 30, 2020. Information presented is not annualized, unless otherwise noted.
(2)	For a share outstanding throughout the period. Rounded to the nearest cent.
(3)	Net investment income per share is calculated based on average shares outstanding.
(4)	Annualized.

82	Leuthold Funds - 2021 Annual Report	See Notes to the Financial Statements.

Leuthold Funds

Expense Examples – September 30, 2021 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held the entire period (April 1, 2021 - September 30, 2021).

Actual Expenses

The first line of the following tables provides information about actual account values and actual expenses. Although the Funds charge no sales load (the Leuthold Core Investment Fund and Leuthold Global Fund charge a 2% redemption fee for redemptions made within five business days after a purchase), you will be assessed fees for outgoing wire transfers, returned checks, or stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent. To the extent that the Funds invest in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which a Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary by fund. These expenses are not included in the following examples. The examples include, but are not limited to, management fees, shareholder servicing fees, fund accounting, custody, and transfer agent fees. However, the following examples do not include portfolio trading commissions and related expenses, and extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes

The second line of the following tables provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the tables is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Leuthold Funds - 2021 Annual Report	83

Leuthold Funds
Expense Example Tables (Unaudited)

Leuthold Core Investment Fund - Retail Class - LCORX

	Beginning Account Value April 1, 2021	Ending Account Value September 30, 2021	Expenses Paid During Period* April 1, 2021 - September 30, 2021
Actual**	$1,000.00	$1,029.70	$7.02
Hypothetical (5% return before expenses)***	1,000.00	1,018.15	6.98

*	Expenses are equal to the Fund’s annualized expense ratio of 1.38%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
**	Excluding dividends and interest on securities sold short, your actual cost of investment in the Fund would be $6.31 and the Fund’s annualized expense ratio would be 1.24%.
***	Excluding dividends and interest on securities sold short, your hypothetical cost of investment in the Fund would be $6.28 and the Fund’s annualized expense ratio would be 1.24%.

Leuthold Core Investment Fund - Institutional Class - LCRIX

	Beginning Account Value April 1, 2021	Ending Account Value September 30, 2021	Expenses Paid During Period* April 1, 2021 - September 30, 2021
Actual**	$1,000.00	$1,030.00	$6.51
Hypothetical (5% return before expenses)***	1,000.00	1,018.65	6.48

*	Expenses are equal to the Fund’s annualized expense ratio of 1.28%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
**	Excluding dividends and interest on securities sold short, your actual cost of investment in the Fund would be $5.80 and the Fund’s annualized expense ratio would be 1.14%.
***	Excluding dividends and interest on securities sold short, your hypothetical cost of investment in the Fund would be $5.77 and the Fund’s annualized expense ratio would be 1.14%.

Leuthold Global Fund - Retail Class - GLBLX

	Beginning Account Value April 1, 2021	Ending Account Value September 30, 2021	Expenses Paid During Period* April 1, 2021 - September 30, 2021
Actual**	$1,000.00	$1,023.20	$9.64
Hypothetical (5% return before expenses)***	1,000.00	1,015.54	9.60

*	Expenses are equal to the Fund’s annualized expense ratio of 1.90%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
**	Excluding dividends and interest on securities sold short, your actual cost of investment in the Fund would be $8.47 and the Fund’s annualized expense ratio would be 1.67%.
***	Excluding dividends and interest on securities sold short, your hypothetical cost of investment in the Fund would be $8.44 and the Fund’s annualized expense ratio would be 1.67%.

Leuthold Global Fund - Institutional Class - GLBIX

	Beginning Account Value April 1, 2021	Ending Account Value September 30, 2021	Expenses Paid During Period* April 1, 2021 - September 30, 2021
Actual**	$1,000.00	$1,023.90	$9.64
Hypothetical (5% return before expenses)***	1,000.00	1,015.54	9.60

*	Expenses are equal to the Fund’s annualized expense ratio of 1.90%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
**	Excluding dividends and interest on securities sold short, your actual cost of investment in the Fund would be $8.47 and the Fund’s annualized expense ratio would be 1.67%.
***	Excluding dividends and interest on securities sold short, your hypothetical cost of investment in the Fund would be $8.44 and the Fund’s annualized expense ratio would be 1.67%.

84	Leuthold Funds - 2021 Annual Report

Leuthold Funds
Expense Example Tables (Unaudited) (continued)

Leuthold Select Industries Fund - Retail Class - LSLTX

	Beginning Account Value April 1, 2021	Ending Account Value September 30, 2021	Expenses Paid During Period* April 1, 2021 - September 30, 2021
Actual	$1,000.00	$1,052.20	$7.72
Hypothetical (5% return before expenses)	1,000.00	1,017.55	7.59

*	Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

Grizzly Short Fund - Retail Class - GRZZX

	Beginning Account Value April 1, 2021	Ending Account Value September 30, 2021	Expenses Paid During Period* April 1, 2021 - September 30, 2021
Actual**	$1,000.00	$945.80	$14.24
Hypothetical (5% return before expenses)***	1,000.00	1,010.43	14.72

*	Expenses are equal to the Fund’s annualized expense ratio of 2.92%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
**	Excluding dividends and interest on securities sold short, your actual cost of investment in the Fund would be $8.19 and the Fund’s annualized expense ratio would be 1.68%.
***	Excluding dividends and interest on securities sold short, your hypothetical cost of investment in the Fund would be $8.49 and the Fund’s annualized expense ratio would be 1.68%.

Leuthold Core ETF - LCR

	Beginning Account Value April 1, 2021	Ending Account Value September 30, 2021	Expenses Paid During Period* April 1, 2021 - September 30, 2021
Actual	$1,000.00	$1,034.60	$3.32
Hypothetical (5% return before expenses)	1,000.00	1,021.81	3.29

*	Expenses are equal to the Fund’s annualized expense ratio of 0.65%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

Leuthold Funds - 2021 Annual Report	85

Leuthold Funds

LIQUIDITY RISK MANAGEMENT FUNDS PROGRAM DISCLOSURE (Unaudited)

On May 24, 2021, the Directors of Leuthold Funds, Inc. reviewed and considered a written report prepared by the program administrator of the Funds’ Liquidity Risk Management Program (the “Program”), the Funds’ Liquidity Risk Management Committee (the “Program Administrator”), which addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation for the most recent annual period (the “Review Period”). In considering the report, the Directors noted that the Program Administrator has determined that the Funds primarily hold, and continue to hold, assets that are highly liquid investments, and thus may rely on the exclusion from the requirements to determine and review a highly liquid investment minimum and to adopt shortfall policies and procedures. They then confirmed with the Program Administrator that no material changes were made to the Program and reviewed all of the material features of the Program to ensure that they understand how the Program is designed to assess and manage the risk that the Funds could not meet requests to redeem shares issued by the Funds without significant dilution of remaining investors in the Funds. The Directors noted that the Program Administrator concluded that in all market conditions and under all Fund-specific stresses to date, the Funds have been able to meet redemption needs without significant dilution to the Funds’ remaining investors during the Review Period. Following the Directors’ review and discussion, they determined that they believe the disclosures in the report, taken as a whole, provide the information necessary for the Directors to effectively assess the Program and its implementation during the Review Period, and that they are comfortable with the report’s conclusion that the Program is reasonably designed to assess and manage the Funds’ liquidity risk and complies with the requirements of Rule 22e-4, and that the Program has operated as intended during the Review Period.

86	Leuthold Funds - 2021 Annual Report

Leuthold Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC  ACCOUNTING FIRM

To the Shareholders and Board of Directors

Leuthold Funds, Inc.

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Leuthold Funds, Inc., comprising Leuthold Core Investment Fund, Leuthold Global Fund, Leuthold Select Industries Fund, Grizzly Short Fund and Leuthold Core ETF (collectively, the “Funds”), including the schedules of investments and securities sold short (as applicable), as of September 30, 2021, and the related statements of operations, changes in net assets and the financial highlights for each of periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds at September 30, 2021, the results of their operations, changes in net assets and the financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

The Funds comprising Leuthold Funds, Inc.	Statement of Operations	Statement of Changes in Net Assets	Financial Highlights
Leuthold Core Investment Fund	For the year ended	For each of the two years	For each of the five years
Leuthold Global Fund	September 30, 2021	in the period ended	in the period ended
Leuthold Select Industries Fund		September 30, 2021	September 30, 2021
Grizzly Short Fund
Leuthold Core ETF		For the period from January 6, 2020 (commencement of operations) to September 30, 2020, and the year ended September 30, 2021

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on each of the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Leuthold Funds - 2021 Annual Report	87

Leuthold Funds

Our audits include performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021, by correspondence with the custodians and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2002.

Minneapolis, Minnesota
November 23, 2021

88	Leuthold Funds - 2021 Annual Report

Leuthold Funds

ADDITIONAL INFORMATION (Unaudited)

SHAREHOLDER NOTIFICATION OF FEDERAL TAX STATUS (Unaudited)

The percentage of dividend income distributed for the period ended September 30, 2021, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003, is as follows: Leuthold Core Investment Fund 0.00%, Leuthold Global Fund 100.00%, Leuthold Select Industries Fund 56.48%, Grizzly Short Fund 0.00%, and Leuthold Core ETF 100.00%.

The percentage of dividend income distributed for the period ended September 30, 2021, designated as qualified dividends received deduction available to corporate shareholders, is as follows: Leuthold Core Investment Fund 0.00%, Leuthold Global Fund 100.00%, Leuthold Select Industries Fund 51.95%, Grizzly Short Fund 0.00%, and Leuthold Core ETF 100.00%.

The Leuthold Core Investment Fund, Leuthold Global Fund, Leuthold Select Industries Fund, Grizzly Short Fund, and Leuthold Core ETF des ignated 0.00%, 9.11%, 0.00%, 0.00%, and 0.00%, respectively, of their ordinary distributions paid as qualified interest related dividends under the Internal Revenue Code Section 871(k)(1)(C) for the period ended September 30, 2021.

Leuthold Funds - 2021 Annual Report	89

Leuthold Funds

ADDITIONAL DISCLOSURE REGARDING FUND DIRECTORS AND OFFICERS (UNAUDITED)

Independent Directors

Name, Year of Birth, and Address	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen By Director	Other Directorships Held by Director

Lawrence L. Horsch (1934) c/o Leuthold Weeden Capital Management 150 South Fifth Street Suite 1700 Minneapolis, MN 55402	Chairman and Director	Indefinite, Director since 1995	Chairman, Eagle Management & Financial Corp., a management consulting firm.	5	Somero Enterprises and Pioneer Sales Group

Steven R. Schroll (1957) c/o Leuthold Weeden Capital Management 150 South Fifth Street Suite 1700 Minneapolis, MN 55402	Director and Chair of Nominating Committee	Indefinite, Director since 2019	Retired. Served as Senior Equity Portfolio Manager at Ameriprise Financial (Columbia Management) from 2002 to 2018.	5	None

Addison L. Piper (1946) c/o Leuthold Weeden Capital Management 150 South Fifth Street Suite 1700 Minneapolis, MN 55402	Director and Chair of Audit Committee	Indefinite, Director since 2009	Retired Chairman and Chief Executive Officer of Piper Sandler (formerly known as Piper Jaffray Companies)	5	Piper Sandler (formerly known as Piper Jaffray Companies) and PREDEX

90	Leuthold Funds - 2021 Annual Report

Leuthold Funds

ADDITIONAL DISCLOSURE REGARDING FUND DIRECTORS AND OFFICERS (UNAUDITED)

Interested Persons

Name, Year of Birth, and Address	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen By Director	Other Directorships Held by Director

John C. Mueller (1968) 150 South Fifth Street Suite 1700 Minneapolis, MN 55402	Director President	Indefinite, Director since 2009 One year term, President since 2011	Co-Chief Executive Officer of The Leuthold Group since 2005. Involved in Sales and Marketing for The Leuthold Group since 2001.	5	None

Holly J. Weiss (1968) 150 South Fifth Street Suite 1700 Minneapolis, MN 55402	Secretary and Treasurer	One Year Term, Secretary and Treasurer since 2009	Chief Financial Officer of the Adviser since 2011 and Controller of the Adviser from 2008 to 2011.	N/A	N/A

Roger A. Peters (1960) 150 South Fifth Street Suite 1700 Minneapolis, MN 55402	Vice President and Chief Compliance Officer and Anti-Money Laundering Officer	One Year Term, Chief Compliance Officer since 2006 and Vice President since 2007 and Anti-Money Laundering Officer since 2011	Chief Compliance Officer of the Adviser since 2005.	N/A	N/A

Glenn R. Larson (1965) 150 South Fifth Street Suite 1700 Minneapolis, MN 55402	Assistant Secretary	One Year Term, Assistant Secretary since 2006	Compliance Officer of the Adviser since 2005.	N/A	N/A

The Statement of Additional Information includes additional information about the Funds’ Directors and is available free of charge upon request by calling the Funds toll free at (800) 273-6886 for the Mutual Funds and (800) 306-8817 for the Leuthold Core ETF.

Information regarding the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge on the SEC’s website at http://www.sec.gov, upon request by calling toll-free at (800) 273-6886 for the Mutual Funds and (800) 306-8817 for the Leuthold Core ETF, or by accessing the Funds’ website at http://funds.leutholdgroup.com. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge upon request by calling toll-free at (800) 273-6886 for the Mutual Funds and (800) 306-8817 for the Leuthold Core ETF or on the SEC’s website at http://www.sec.gov.

Leuthold Funds - 2021 Annual Report	91

92	Leuthold Funds - 2021 Annual Report

Leuthold Funds - 2021 Annual Report	93

94	Leuthold Funds - 2021 Annual Report

Inside Back Cover - blank

Leuthold Funds

Investment Adviser:

The Leuthold Group, LLC, doing business

as Leuthold Weeden Capital Management,

Minneapolis, Minnesota

Administrator, Transfer Agent,
Fund Accountant,
Shareholder Servicing Agent:

U.S. Bancorp Fund Services, LLC,

Milwaukee, Wisconsin

Custodian:

U.S. Bank, N.A.,

Milwaukee, Wisconsin

Counsel:

Foley & Lardner, LLP,

Milwaukee, Wisconsin

Independent Registered
Public Accounting Firm:

Ernst & Young LLP,

Minneapolis, Minnesota

The Funds are required to file their complete schedules of portfolio holdings with the SEC for their first and third fiscal quarters as an exhibit to their reports on Form N-PORT. Once filed, the Fund’s Form N-PORT is available without charge on the SEC’s website (http://www.sec.gov) and is available upon request by calling 1-800-273-6886.

This report is authorized for distribution only when preceded or accompanied by a current prospectus.

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.  A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that there is at least one audit committee financial expert serving on its audit committee.  Addison Piper is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  No “other services” were provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2021	FYE 9/30/2020
Audit Fees	$193,000	$208,700
Audit-Related Fees	$0	$0
Tax Fees	$16,200	$16,200
All Other Fees	$0	$0

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Ernst & Young, LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 9/30/2021	FYE 9/30/2021
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years:

Non-Audit Related Fees	FYE 9/30/2021	FYE 9/30/2020
Registrant	$ 0	$ 0
Registrant’s Investment Adviser	$ 0	$ 0

(h) The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The independent members of the committee are as follows: Addison Piper, Lawrence Horsch, and Steven Schroll.

(b) Not applicable.

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to previous Form N-CSR filing, filed December 8, 2008.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Leuthold Funds, Inc.

By (Signature and Title) /s/ John Mueller
                                        John Mueller, President/Principal Executive Officer

Date   December 7, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ John Mueller
                                         John Mueller, President/Principal Executive Officer

Date    December 7, 2021

By (Signature and Title)* /s/ Holly Weiss
                                          Holly Weiss, Treasurer/Principal Financial Officer

Date   December 7, 2021

* Print the name and title of each signing officer under his or her signature.